NUVEEN
Exchange-Traded Funds
October 31, 1998
Dependable, tax-free income
to help you keep more of
what you earn.
NPI

Premium Income
NPM

Premium Income 2
NPT

Premium Income 4

Highlights
As of October 31, 1998

   Contents
 1 Dear Shareholder
 3 Portfolio Manager Roundtable
 5 NPI's Performance Overview
 6 NPM's Performance Overview
 7 NPT's Performance Overview
 8 Shareholder Meeting Report
11 Report of Independent Auditors
12 Portfolio of Investments
35 Statement of Net Assets
36 Statement of Operations
37 Statement of Changes in Net Assets
38 Notes to Financial Statements
42 Financial Highlights
44 Building Better Portfolios
45 Fund Information

===============================================================================
Credit Quality                  Performance Highlights

Nuveen Premium Income Municipal Fund, Inc. (NPI)
                              o Competitive taxable-equivalent yield of
                                8.13% for investors in the 31% federal income tax bracket
                              o One-year taxable-equivalent total return on
                                shareprice of 13.38% for investors in the 31% federal income tax bracket
                              o Outperformed the Lehman Brothers Municipal
                                Bond Index and Lipper's peer group average*
pie chart

AAA/U.S. Guaranteed        61%
AA                         22%
A                          10%
BBB/NR                      7%


Nuveen Premium Income Municipal Fund 2, Inc. (NPM)

                              o Competitive taxable-equivalent yield of
                                7.99% for investors in the 31% federal income tax bracket
                              o One-year taxable-equivalent total return on
                                share price of 18.76% for investors in the 31% federal income tax bracket
                              o Outperformed the Lehman Brothers Municipal
                                Bond Index and Lipper's peer group average*
pie chart

AAA/U.S. Guaranteed        57%
AA                         12%
A                          21%
BBB/NR                     10%


Nuveen Premium Income Municipal Fund 4, Inc. (NPT)
                              o Competitive taxable-equivalent yield of
                                7.99% for investors in the 31% federal income tax bracket
                              o One-year taxable-equivalent total return on
                                share price of 17.29% for investors in the 31% federal income tax bracket
                              o Outperformed the Lehman Brothers Municipal
                                Bond Index and Lipper's peer group average*
pie chart

AAA/U.S. Guaranteed        51%
AA                         19%
A                          19%
BBB/NR                     11%

* The Lehman Brothers Municipal Bond Index is an unleveraged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.

  The Lipper Peer Group returns represent the average annualized returns of the funds in the Lipper National Leveraged Municipal Debt category. Returns assume reinvestment of dividends and do not reflect any applicable sales charge.

Dear Shareholder
Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.

I'm pleased to report that over the past 12 months, the Nuveen Premium Income Funds, Inc. (NPI, NPM, and NPT) have continued to perform well, meeting their primary objective of providing you with attractive levels of tax-free income and after-tax total returns. The strong market for fixed-income securities, bolstered by investor demand for quality investments, benefited these three funds and led to higher share prices than those posted a year ago. Attractive tax-free income, enhanced by strong share price performance, illustrates once again that Nuveen's Exchange-Traded Funds can provide an excellent investment option for income-oriented investors.


The Year in Review

Over the past year, the markets endured bouts of volatility, as the Asian financial crisis spilled over into emerging markets and affected economies around the globe. Investors responded by seeking a haven from the uncertainty in more conservative investments, such as municipal bond funds. As interest rates continued to trend downward, the competitive yields offered by our exchange-traded funds stimulated additional investor interest and demand, which led to improved share prices overall.

In this environment, the market for exchange-traded municipal bond funds has been exceptionally strong. These funds continue to represent a bright spot among fixed-income investments, offering attractive income in a market that places a high premium on yield. In addition, the funds have generally maintained good levels of call protection, resulting in relatively stable income streams. In the coming months, we will continue to watch several key factors affecting the future of the economy, including corporate earnings reports, wage and employment figures, U.S. consumer confidence levels, the continuing impact of foreign financial turmoil, and any further interest rate indications from the Federal Reserve. These factors will influence the outlook for fixed-income markets into the coming year.


Municipals Very Attractively Priced

Over the past year, rising prices drove yields on 30-year Treasuries to their lowest levels since 1977. The story in the municipal market, however, was quite different. With yields on the long Treasury bond pushing below 5% at times, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell just 27 basis points - from 5.40% to 5.13% - compared with the 100-basis point drop in Treasury yields over the past 12 months. As of October 31, 1998, the ratio of municipal yields to Treasury yields stood at 98.8%, compared with the more typical range of 86-87%. Over the past few months, this ratio has ranged as high as 100.6%. For investors, this means that quality municipal bonds currently offer about the same yield as Treasury bonds with comparable maturities - even before the tax advantages of municipal bonds are taken into account. On an after-tax basis in today's market, municipal bonds present an exceptionally attractive investment option relative to Treasuries.

One of the main factors in the steep decline in Treasury yields during the past year was the strong interest in these investments by international investors. As the financial turmoil in Asia continued to spread to economies worldwide and the dollar strengthened against foreign currencies, the demand for U.S. dollar-denominated Treasury securities increased. In the municipal market, where foreign demand was limited by an inability to benefit from the tax advantages of munis, low interest rates and a strong economy combined to generate high levels of new issuance and a dramatic increase in the refinancing of existing bonds. The first ten months of 1998 saw $234 billion of municipal issuance, up 32% over the same period in 1997. In terms of total municipal issuance, this puts 1998 on pace to be the second largest year on record.

In addition, the continued strength of the U.S. economy has brought about improvements in the fundamental financial health of many municipalities and boosted the overall credit quality of municipal bonds. In the third quarter of 1998, upgraded issues by the two major rating agencies outnumbered downgrades by a margin of 7 to 2.

  "The key to taking advantage of the exceptional values currently available in the municipal market is the expertise of a proven investment manager."

Nuveen Expertise Is Key

The key to taking advantage of the exceptional values currently available in the municipal market is the expertise of a proven investment manager. At Nuveen, we recognize the value of time-tested expertise. The high level of recent municipal issuance, for example, highlights the value of Nuveen's in-depth knowledge of the municipal market, as our portfolio management teams carefully analyze the flood of issues to select those securities best suited to help the funds achieve their investment objectives.

As a further enhancement to our management capabilities, Nuveen has assembled a strong core of Premier Advisers(SM), managers who are experts in their particular area of the market who can provide time-tested experience and insight. In addition to Nuveen Advisory Corp., our Premier Adviser for tax-free investing, you can rely on other Nuveen Premier Advisers(SM) to share their wisdom in the equity market, including Institutional Capital Corporation for equity value investing and Rittenhouse Financial Services for equity growth investing. For more information about our funds, including charges and expenses, contact your financial adviser for a prospectus, or call Nuveen at
(800) 621-7227. Please read the prospectus carefully before you invest or send money.

We encourage you to talk with your financial adviser about the ways Nuveen's expanding selection of investments can assist you in establishing a diversified portfolio designed to help you build and sustain long-term financial security. For more than 100 years, investors have known they can count on Nuveen. We are grateful for the confidence you have shown in us, and we intend to continue earning your trust in the years ahead.

Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

December 15, 1998

Nuveen Exchange-Traded Funds
Portfolio Manager Roundtable

Portfolio managers Tom Futrell, Steve Peterson, and Ted Neild discuss the current municipal market environment, fund performance, and the outlook for the Nuveen Premium Income Municipal Funds.


What outside factors influenced the municipal bond market the most over the past year?

The third quarter of 1998 saw an acceleration of trends that have been apparent in the fixed-income markets over the past 12 months: declining interest rates and an increased ratio of municipal to Treasury yields. The cause in both cases was heightened concern about the condition of the global financial system. While the U.S. economy exhibited continued growth, the impact of the financial turmoil in Southeast Asia, Russia, and other emerging markets was felt in the U.S. equity market.

A desire to cushion this impact and avert a domestic credit crunch prompted the Federal Reserve to ease short-term interest rates in late September, the first rate cut in almost three years. In response to concerns that the initial quarter-point cut might not be sufficient, the Fed reduced rates again in October and November, bringing the federal funds rate to 4.75%. The Fed indicated that this accommodative stance was intended to sustain U.S. economic growth going forward, while also adding some stability to global markets.

How have these outside factors affected municipal bond issuance?

In response to an environment of low interest rates and continued economic growth, municipal bond issuance over the past year has been among the heaviest in years. As of the end of October, total issuance in 1998 - both new deals and refundings - was on pace to become the second largest year on record. Another point concerns the level of insured bonds that have been brought to market. For the month of September, insured bonds made up 56% of all issuance. Most notable among the flood of new bonds was the $7 billion Long Island Power Authority
(LIPA) offering. The first part of the LIPA issuance, which exceeded $3.5 billion, the largest issuance in municipal bond history, came to market in May, and another segment was brought out in October. Increased municipal supply has been met with strong investor demand, due in part to recent volatility in the equity markets. Demand from institutional buyers such as insurance companies has also increased, as these investors recognize the exceptionally attractive values currently offered by municipal bonds.

What were the funds' total returns for the past year?

For the fiscal year ending October 31, 1998, the Nuveen Exchange-Traded Funds covered in this report produced the following total returns on net asset value
(NAV), compared to the total return of the Lehman Brothers Municipal Bond
Index*:


                                 Taxable-          Lehman Brothers
            Total                Equivalent        Municipal Bond
Fund        Return Total         ReturnIndex       Total Return
------------------------------------------------------------------
NPI         8.86%                11.52%            8.02%
------------------------------------------------------------------
NPM         8.93%                11.66%            8.02%
------------------------------------------------------------------
NPT         8.58%                11.15%            8.02%
------------------------------------------------------------------


Along with outperforming the Lehman Index, all three of the funds had better total returns than their Lipper Peer Group average **, which had a total return of 8.43%. The funds' durations played a significant role in the solid performance of the funds.

* The Lehman Brothers Municipal Bond Index is an unleveraged index comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. **The Lipper Peer Group returns represent the average annualized returns of the funds in the Lipper National Leveraged Municipal Debt category. Returns assume reinvestment of dividends and do not reflect any applicable sales charge.

What were the funds' durations, and what role does duration play regarding investment risk?

The following chart illustrates the funds' durations compared to the duration of the Lehman Index, as of October 31, 1998.


Fund        Fund Duration*       Lehman Brothers Duration
---------------------------------------------------------
NPI         9.47 years           7.30 years
---------------------------------------------------------
NPM         7.90 years           7.30 years
---------------------------------------------------------
NPT         9.30 years           7.30 years
---------------------------------------------------------

* The fund duration listed in the chart takes into account the leveraging process for each fund and therefore differs from the duration of the actual portfolio of individual bonds that comprise the fund. Fund duration is also known as leverage adjusted duration. Any future reference to duration, unless otherwise noted, will be to fund duration.

Fund duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund to participate more fully in market gains. However, when rates rise, longer duration can make the fund more vulnerable to potential price declines. As interest rates trended downward over the past year, funds with durations longer than that of the index generally tended to outperform the market.

How have dividends been affected?

In the current low interest rate environment, good call protection helped support the dividends of NPM and NPT and protect the income of these funds from erosion. As of October 31, 1998, these two funds have provided shareholders with 33 and 42 consecutive months of steady income, respectively. However, the combination of declining interest rates and a significant number of bond calls acted to reduce the income level of NPI, the oldest fund in this report. Brought to market in July 1998, NPI's portfolio is undergoing an anticipated restructuring as higher-yielding bonds purchased when the fund was first assembled reach their call dates. The high level of single-family mortgage revenue bonds (12%) in this portfolio also contributed to the number of calls when interest rates fell and these bonds were prepaid. As proceeds from the called bonds were reinvested in bonds paying relatively lower current interest rates, the change in income level earned by NPI over the past year necessitated a dividend reduction. Despite this adjustment to NPI, all of the Nuveen Premium Income funds continue to provide very attractive current market yields. The following chart highlights the three funds' market yields and their taxable-equivalent yields at the 31% federal income tax bracket, as of October 31, 1998.


Fund        Market Yield           Taxable-Equivalent Yield
-----------------------------------------------------------
NPI         5.61%                  8.13%
-----------------------------------------------------------
NPM         5.51%                  7.99%
-----------------------------------------------------------
NPT         5.51%                  7.99%
-----------------------------------------------------------


What effect was there to the funds' share price performance?

Share price performance among many of the Nuveen Exchange-Traded Funds has been strong over the past 12 months. All three funds posted higher closing share prices as of October 31, 1998, than they did a year ago. In addition, strong bond market performance boosted all three of the funds' net asset values. The accompanying chart is as of October 31, 1998.


Fund        Share Price       Net Asset Value        Premium (+)
                                        (NAV)       Discount (-)
----------------------------------------------------------------
NPI         $15.1875          $15.66                -3.02%
----------------------------------------------------------------
NPM         $16.875           $16.15                + 4.49%
----------------------------------------------------------------
NPT         $14.8125          $15.05                -1.58%
----------------------------------------------------------------

Were there any particular sectors where Nuveen searched for undervalued securities?

Over the past year, we found value in the healthcare and utilities sectors, currently the two largest issuers in the municipal market, by taking advantage of the competitive environment created by deregulation and consolidation. Within the utilities sector, we concentrated on public power issues, where Nuveen's excellent surveillance and research helped point out the unique aspects of these credits. The heavy volume in these two sectors also created additional opportunities to find value, as hospital and utility bonds often offered above-market yields and special call provisions to attract buyers.


What key strategies were used over the course of the year?

In NPI, we continued to buy high-quality, investment-grade revenue bonds that we believe are undervalued when analyzed from the perspective of credit quality, yield curve position, or sector. Most of these bonds were in the 20-to 30-year maturity range.

When reinvesting the proceeds from bonds called from NPM, we looked for bonds with longer maturities to increase the fund's duration as well as bonds that we anticipate will be refunded in order to realize the gain in price. The fund continues to be well diversified across sectors and states.

Over the past year, we further enhanced the call protection of NPT by buying noncallable bonds. Overall, the fund has very high credit quality (70% in bonds rated AAA and AA), with 11% in the BBB-rated or non-rated categories. Even though the difference in yield between higher quality (AAA-rated) and lower quality bonds (at least BBB-rated) narrowed over the past year, we were still able to find value among the lower quality, investment grade bonds. As this difference widens and we are compensated with higher yields, we may increase our allocation in this category.

What is Nuveen's outlook for the future?

Looking ahead for the Nuveen Premium Income funds, our focus will continue to be on supporting the stability of the funds' income streams, especially if we remain in a lower interest rate environment. NPI has already entered into a period where bond calls have affected the portfolio, while NPM and NPT will begin to face bond calls over the next two to three years. Our goal is to manage through this call risk by improving the structure of the portfolios, that is, investing in bonds with longer durations, high yields, and good call protection. We also will attempt to preemptsome of these calls by selling bonds prior to their call dates and replacing them with high-quality bonds offering attractive yields. If credit spreads continue to widen, we will look for opportunities to assume some additional credit risk, especially in healthcare and utility bonds, in order to enhance the funds' yields. Nuveen's expertise as an experienced investment manager knowledgeable about the unique aspects of the municipal bond market is key to our ability to select the right securities for our funds and add value for our investors.

The current market environment--influenced by declining interest rates, benign inflation, and strong municipal supply--has helped to position municipal bonds as one of the most compelling values in today's marketplace. We expect that the excellent municipal-to-Treasury ratio, combined with continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing, will result in growing demand for these bonds. Investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead, as the market recognizes the value of these quality investments.

Nuveen Premium Income Municipal Fund, Inc.
Performance Overview
As of October 31, 1998

NPI
Portfolio Statistics
====================================================================
Inception Date                                     7/88
--------------------------------------------------------------------
Share Price                                    $15 3/16
--------------------------------------------------------------------
Net Asset Value                                  $15.66
--------------------------------------------------------------------
Current Market Yield Per Share                    5.61%
--------------------------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)        8.13%
--------------------------------------------------------------------
Fund Net Assets ($000)                       $1,473,755
--------------------------------------------------------------------
Effective Maturity (Years)                        20.41
--------------------------------------------------------------------
Fund Duration (Years)                              9.47
--------------------------------------------------------------------

Annualized Total Return
====================================================================
                      On Share Price             On NAV
--------------------------------------------------------------------
1-Year                        10.60%              8.86%
--------------------------------------------------------------------
5-Year                         4.02%              6.30%
--------------------------------------------------------------------
10-Year                        7.58%              8.42%
--------------------------------------------------------------------

Taxable-Equivalent Total Return (2)
====================================================================
                      On Share Price             On NAV
--------------------------------------------------------------------
1-Year                        13.38%             11.52%
--------------------------------------------------------------------
5-Year                         7.18%              9.38%
--------------------------------------------------------------------
10-Year                       10.92%             11.75%
--------------------------------------------------------------------

Top Five Sectors (as a % of total investments)
====================================================================
Utilities                                           21%
--------------------------------------------------------------------
Tax Obligation (General)                            13%
--------------------------------------------------------------------
Tax Obligation (Limited)                            13%
--------------------------------------------------------------------
U.S. Guaranteed                                     12%
--------------------------------------------------------------------
Housing (Single Family)                             12%
--------------------------------------------------------------------

BarChart:
1997-1998 Monthly Tax-Free Dividends Per Share (3)
====================================================================
NOV   0.074
DEC   0.074
JAN   0.074
FEB   0.074
MAR   0.074
APR   0.074
MAY   0.074
JUN   0.074
JUL   0.074
AUG   0.071
SEP   0.071
OCT   0.071

LineChart:
Share Price Performance
====================================================================
11/7/97           14.563
                  14.063
                  14.25
                  14.313
                  14.438
                  14.438
                  14.563
                  14.688
                  14.75
                  15.125
                  15.063
                  15
                  15.188
                  15.125
                  14.75
                  14.813
                  14.875
                  14.813
                  14.75
                  14.75
                  14.5
                  14.813
                  14.75
                  14.688
                  14.563
                  14.438
                  14.438
                  14.438
                  14.563
                  14.813
                  14.813
                  14.813
                  14.813
                  14.875
                  15
                  14.938
                  15
                  15
                  14.875
                  14.625
                  14.625
                  14.688
                  14.563
                  14.625
                  14.688
                  14.938
                  15.25
                  15
                  15.25
                  15.13
10/31/91          15.19
Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.The federal only rate is based on the current market yield and a federal income tax rate of 31%.
2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders taxable distributions in December of $0.0577 per share.

Nuveen Premium Income Municipal Fund 2, Inc.
Performance Overview
As of October 31, 1998

NPM

Portfolio Statistics
=============================================================
Inception Date                                     7/92
-------------------------------------------------------------
Share Price                                     $16 7/8
-------------------------------------------------------------
Net Asset Value                                  $16.15
-------------------------------------------------------------
Current Market Yield Per Share                    5.51%
-------------------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)        7.99%
-------------------------------------------------------------
Fund Net Assets ($000)                         $959,840
-------------------------------------------------------------
Effective Maturity (Years)                        17.17
-------------------------------------------------------------
Fund Duration (Years)                              7.90
-------------------------------------------------------------

Annualized Total Return
=============================================================
                      On Share Price             On NAV
-------------------------------------------------------------
1-Year                        15.98%              8.93%
-------------------------------------------------------------
3-Year                        15.89%              9.30%
-------------------------------------------------------------
5-Year                         9.67%              7.32%
-------------------------------------------------------------
Since Inception                8.66%              8.73%
-------------------------------------------------------------

Taxable-Equivalent Total Return (2)
=============================================================
                      On Share Price             On NAV
-------------------------------------------------------------
1-Year                        18.76%             11.66%
-------------------------------------------------------------
3-Year                        18.92%             12.12%
-------------------------------------------------------------
5-Year                        12.84%             10.22%
-------------------------------------------------------------
Since Inception               11.66%             11.55%
-------------------------------------------------------------

Top Five Sectors (as a % of total investments)
=============================================================
U.S. Guaranteed                                     26%
-------------------------------------------------------------
Tax Obligation (General)                            16%
-------------------------------------------------------------
Housing (Single Family)                             12%
-------------------------------------------------------------
Tax Obligation (Limited)                             9%
-------------------------------------------------------------
Transportation                                       8%
-------------------------------------------------------------


BarChart:
1997-1998 Monthly Tax-Free Dividends Per Share (3)
=============================================================
NOV   0.0775
DEC   0.0775
JAN   0.0775
FEB   0.0775
MAR   0.0775
APR   0.0775
MAY   0.0775
JUN   0.0775
JUL   0.0775
AUG   0.0775
SEP   0.0775
OCT   0.0775


LineChart:
Share Price Performance
=============================================================
11/7/97           15.5
                  15.5
                  15.625
                  15.75
                  15.875
                  15.75
                  15.75
                  15.875
                  16.125
                  16.375
                  16.063
                  16.063
                  16.313
                  16.25
                  16.125
                  16.313
                  16.375
                  16.313
                  15.938
                  15.938
                  15.875
                  15.875
                  15.75
                  15.75
                  15.438
                  15.625
                  15.438
                  15.375
                  15.438
                  15.813
                  15.688
                  15.938
                  15.938
                  15.875
                  16.188
                  16.25
                  16.125
                  16.063
                  15.875
                  15.75
                  15.875
                  16.188
                  16.25
                  16.25
                  16.063
                  16.375
                  17.063
                  16.438
                  16.875
                  16.81
10/31/98          16.88
Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.The federal only rate is based on the current market yield and a federal income tax rate of 31%.
2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders taxable distributions in December of $0.0891 per share.

Nuveen Premium Income Municipal Fund 4, Inc.
Performance Overview
As of October 31, 1998

NPT
Portfolio Statistics
====================================================================
Inception Date                                     2/93
--------------------------------------------------------------------
Share Price                                   $14 13/16
--------------------------------------------------------------------
Net Asset Value Per Share                        $15.05
--------------------------------------------------------------------
Current Market Yield                              5.51%
--------------------------------------------------------------------
Taxable-Equivalent Yield (Federal Only)1          7.99%
--------------------------------------------------------------------
Fund Net Assets ($000)                         $923,004
--------------------------------------------------------------------
Effective Maturity (Years)                        17.24
--------------------------------------------------------------------
Fund Duration (Years)                              9.30
--------------------------------------------------------------------

Annualized Total Return
====================================================================
                      On Share Price             On NAV
--------------------------------------------------------------------
1-Year                        14.54%              8.58%
--------------------------------------------------------------------
3-Year                        13.59%              8.76%
--------------------------------------------------------------------
5-Year                         7.50%              6.43%
--------------------------------------------------------------------
Since Inception                6.15%              7.22%
--------------------------------------------------------------------

Taxable-Equivalent Total Return (2)
====================================================================
                      On Share Price             On NAV
--------------------------------------------------------------------

1-Year                        17.29%             11.15%
--------------------------------------------------------------------
3-Year                        16.54%             11.42%
--------------------------------------------------------------------
5-Year                        10.54%              9.18%
--------------------------------------------------------------------
Since Inception                9.03%              9.89%
--------------------------------------------------------------------

Top Five Sectors (as a % of total investments)
====================================================================
Health Care                                         17%
--------------------------------------------------------------------
Utilities                                           17%
--------------------------------------------------------------------
U.S. Guaranteed                                     15%
--------------------------------------------------------------------
Tax Obligation (General)                            10%
--------------------------------------------------------------------
Housing (Multifamily)                                8%
--------------------------------------------------------------------


BarChart:
1997-1998 Monthly Tax-Free Dividends Per Share
====================================================================
NOV   0.0680
DEC   0.0680
JAN   0.0680
FEB   0.0680
MAR   0.0680
APR   0.0680
MAY   0.0680
JUN   0.0680
JUL   0.0680
AUG   0.0680
SEP   0.0680
OCT   0.0680

LineChart:
Share Price Performance
====================================================================
11/7/97           13.688
                  13.813
                  13.938
                  13.938
                  13.938
                  13.75
                  13.875
                  13.938
                  14.063
                  14.938
                  14.75
                  14.688
                  14.875
                  14.813
                  14.938
                  14.875
                  14.875
                  14.688
                  14.625
                  14.625
                  14.313
                  14.625
                  14.313
                  14
                  14
                  13.75
                  13.625
                  13.5
                  13.563
                  13.813
                  13.813
                  13.938
                  13.938
                  14.188
                  14.625
                  14.313
                  14.25
                  14.375
                  14.375
                  14.25
                  14.313
                  14.5
                  14.313
                  14.125
                  14.25
                  14.5
                  14.875
                  14.75
                  14.875
                  14.69
10/31/98          14.81
Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.The federal only rate is based on the current market yield and a federal income tax rate of 31%.
2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Shareholder Meeting Report
NPI
--------------------------------------------------------------------------------

Approval of the Directors was reached as follows:

                                            Preferred      Preferred      Preferred      Preferred      Preferred
                            Common             Shares         Shares         Shares         Shares         Shares
                            Shares           Series-M       Series-T       Series-W      Series-TH       Series-F

====================================================================================================================================
Robert P. Bremner
   For                      53,318,929          3,272          3,248          2,982          3,379          2,557
   Withhold                    536,164             38              2             50              4              7
------------------------------------------------------------------------------------------------------------------------------------
   Total                    53,855,093          3,310          3,250          3,032          3,383          2,564
====================================================================================================================================
Lawrence H. Brown
   For                      53,323,070          3,272          3,248          2,982          3,379          2,557
   Withhold                    532,023             38              2             50              4              7
------------------------------------------------------------------------------------------------------------------------------------
   Total                    53,855,093          3,310          3,250          3,032          3,383          2,564
====================================================================================================================================
Anthony T. Dean
   For                      53,331,313          3,272          3,248          2,982          3,379          2,557
   Withhold                    523,780             38              2             50              4              7
------------------------------------------------------------------------------------------------------------------------------------
   Total                    53,855,093          3,310          3,250          3,032          3,383          2,564
====================================================================================================================================
 Anne E. Impellizzeri
   For                      53,297,812          3,272          3,248          2,982          3,379          2,556
   Withhold                    557,281             38              2             50              4              8
------------------------------------------------------------------------------------------------------------------------------------
   Total                    53,855,093          3,310          3,250          3,032          3,383          2,564
====================================================================================================================================
Peter R. Sawers
   For                      53,324,045          3,272          3,228          2,982          3,379          2,556
   Withhold                    531,048             38             22             50              4              8
------------------------------------------------------------------------------------------------------------------------------------
   Total                    53,855,093          3,310          3,250          3,032          3,383          2,564
====================================================================================================================================
William J. Schneider
   For                              --          3,272          3,248          2,982          3,379          2,557
   Withhold                         --             38              2             50              4              7
------------------------------------------------------------------------------------------------------------------------------------
   Total                            --          3,310          3,250          3,032          3,383          2,564
====================================================================================================================================
Timothy R. Schwertfeger
   For                              --          3,272          3,248          2,982          3,379          2,557
   Withhold                         --             38              2             50              4              7
------------------------------------------------------------------------------------------------------------------------------------
   Total                            --          3,310          3,250          3,032          3,383          2,564
====================================================================================================================================
Judith M. Stockdale
   For                      53,251,659          3,272          3,228          2,982          3,379          2,557
   Withhold                    603,434             38             22             50              4              7
------------------------------------------------------------------------------------------------------------------------------------
   Total                    53,855,093          3,310          3,250          3,032          3,383          2,564
====================================================================================================================================
 Ratification of auditors was reached as follows:

   For                      52,803,486          3,252          3,229          3,021          3,380          2,435
   Against                     164,742              1              6              2              3            125
   Abstain                     886,865             57             15              9             --              4
------------------------------------------------------------------------------------------------------------------------------------
   Total                    53,855,093          3,310          3,250          3,032          3,383          2,564
====================================================================================================================================

Shareholder Meeting Report
NPM
--------------------------------------------------------------------------------

Approval of the Directors was reached as follows:

                                            Preferred      Preferred      Preferred      Preferred      Preferred
                                Common         Shares         Shares         Shares         Shares         Shares
                                Shares       Series-M       Series-T       Series-W      Series-TH       Series-F

====================================================================================================================================
Robert P. Bremner
   For                      37,763,321          1,546          2,718          1,684          2,692          1,749
   Withhold                    289,938             41             89              2             14             22
------------------------------------------------------------------------------------------------------------------------------------
   Total                    38,053,259          1,587          2,807          1,686          2,706          1,771
====================================================================================================================================
Lawrence H. Brown
   For                      37,779,299          1,586          2,718          1,684          2,692          1,770
   Withhold                    273,960              1             89              2             14              1
------------------------------------------------------------------------------------------------------------------------------------
   Total                    38,053,259          1,587          2,807          1,686          2,706          1,771
====================================================================================================================================
Anthony T. Dean
   For                      37,782,809          1,586          2,718          1,684          2,692          1,770
   Withhold                    270,450              1             89              2             14              1
------------------------------------------------------------------------------------------------------------------------------------
   Total                    38,053,259          1,587          2,807          1,686          2,706          1,771
====================================================================================================================================
 Anne E. Impellizzeri
   For                      37,754,163          1,586          2,718          1,684          2,692          1,770
   Withhold                    299,096              1             89              2             14              1
------------------------------------------------------------------------------------------------------------------------------------
   Total                    38,053,259          1,587          2,807          1,686          2,706          1,771
====================================================================================================================================
Peter R. Sawers
   For                      37,776,559          1,586          2,718          1,684          2,692          1,770
   Withhold                    276,700              1             89              2             14              1
------------------------------------------------------------------------------------------------------------------------------------
   Total                    38,053,259          1,587          2,807          1,686          2,706          1,771
====================================================================================================================================
William J. Schneider
   For                              --          1,546          2,718          1,684          2,692          1,749
   Withhold                         --             41             89              2             14             22
------------------------------------------------------------------------------------------------------------------------------------
   Total                            --          1,587          2,807          1,686          2,706          1,771
====================================================================================================================================
Timothy R. Schwertfeger
   For                              --          1,586          2,718          1,684          2,692          1,770
   Withhold                         --              1             89              2             14              1
------------------------------------------------------------------------------------------------------------------------------------
   Total                            --          1,587          2,807          1,686          2,706          1,771
====================================================================================================================================
Judith M. Stockdale
   For                      37,717,898          1,541          2,718          1,684          2,692          1,749
   Withhold                    335,361             46             89              2             14             22
------------------------------------------------------------------------------------------------------------------------------------
   Total                    38,053,259          1,587          2,807          1,686          2,706          1,771
====================================================================================================================================
 Ratification of auditors was reached as follows:

   For                      37,673,117          1,584          2,721          1,686          2,700          1,770
   Against                      57,461              1             80             --              2             --
   Abstain                     322,681              2              6             --              4              1
------------------------------------------------------------------------------------------------------------------------------------
   Total                    38,053,259          1,587          2,807          1,686          2,706          1,771
====================================================================================================================================

Shareholder Meeting Report
NPT
--------------------------------------------------------------------------------

Approval of the Directors was reached as follows:

                                     Preferred     Preferred      Preferred      Preferred     Preferred      Preferred    Preferred
                         Common         Shares        Shares         Shares         Shares        Shares         Shares       Shares
                         Shares       Series-M      Series-T      Series-T2       Series-W     Series-TH       Series-F    Series-F2

====================================================================================================================================
Robert P. Bremner
   For               36,677,153          1,815         1,753          1,011          1,459         1,758          1,758        1,282
   Withhold             379,645             --             2             --              1             1              2            7
------------------------------------------------------------------------------------------------------------------------------------
   Total             37,056,798          1,815         1,755          1,011          1,460         1,759          1,760        1,289
====================================================================================================================================
Lawrence H. Brown
   For               36,689,341          1,815         1,753          1,011          1,459         1,758          1,758        1,282
   Withhold             367,457             --             2             --              1             1              2            7
------------------------------------------------------------------------------------------------------------------------------------
   Total             37,056,798          1,815         1,755          1,011          1,460         1,759          1,760        1,289
====================================================================================================================================
Anthony T. Dean
   For               36,692,312          1,815         1,753          1,011          1,459         1,758          1,758        1,282
   Withhold             364,486             --             2              -              1             1              2            7
------------------------------------------------------------------------------------------------------------------------------------
   Total             37,056,798          1,815         1,755          1,011          1,460         1,759          1,760        1,289
====================================================================================================================================
 Anne E. Impellizzeri
   For               36,664,146          1,815         1,753          1,011          1,459         1,758          1,758        1,282
   Withhold             392,652             --             2             --              1             1              2            7
------------------------------------------------------------------------------------------------------------------------------------
   Total             37,056,798          1,815         1,755          1,011          1,460         1,759          1,760        1,289
====================================================================================================================================
Peter R. Sawers
   For               36,680,367          1,815         1,753          1,011          1,459         1,758          1,758        1,282
   Withhold             376,341             --             2             --              1             1              2            7
------------------------------------------------------------------------------------------------------------------------------------
   Total             37,056,708          1,815         1,755          1,011          1,460         1,759          1,760        1,289
====================================================================================================================================
William J. Schneider
   For                       --          1,815         1,753          1,011          1,459         1,758          1,758        1,282
   Withhold                  --             --             2             --              1             1              2            7
------------------------------------------------------------------------------------------------------------------------------------
   Total                     --          1,815         1,755          1,011          1,460         1,759          1,760        1,289
====================================================================================================================================
Timothy R. Schwertfeger
   For                       --          1,815         1,753          1,011          1,459         1,758          1,758        1,282
   Withhold                  --             --             2             --              1             1              2            7
------------------------------------------------------------------------------------------------------------------------------------
   Total                     --          1,815         1,755          1,011          1,460         1,759          1,760        1,289
====================================================================================================================================
Judith M. Stockdale
   For               36,652,547          1,815         1,753          1,011          1,459         1,758          1,758        1,282
   Withhold             404,252             --             2             --              1             1              2            7
------------------------------------------------------------------------------------------------------------------------------------
   Total             37,056,798          1,815         1,755          1,011          1,460         1,759          1,760        1,289
====================================================================================================================================
 Ratification of auditors was reached as follows:

   For               36,688,052          1,815         1,755            978          1,460         1,755          1,753        1,278
   Against              165,291             --            --             --             --            --             --            1
   Abstain              203,455             --            --             33             --             4              7           10
------------------------------------------------------------------------------------------------------------------------------------
   Total             37,056,798          1,815         1,755          1,011          1,460         1,759          1,760        1,289
====================================================================================================================================

Report of Independent Auditors



The Boards of Directors and Shareholders
Nuveen Premium Income Municipal Fund, Inc.
Nuveen Premium Income Municipal Fund 2, Inc.
Nuveen Premium Income Municipal Fund 4, Inc.


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc. and Nuveen Premium Income Municipal Fund 4, Inc. as of October 31, 1998, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc. and Nuveen Premium Income Municipal Fund 4, Inc. at October 31, 1998, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.


Ernst & Young LLP

Chicago, Illinois
December 11, 1998

                            Portfolio of Investments
                            Nuveen Premium Income Municipal Fund, Inc. (NPI) October 31, 1998




       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                     Arizona - 1.1%

   $  11,630,000     The Industrial Development Authority of the
                     County of Pima (Arizona), Industrial Development
                     Lease Obligation Refunding Revenue Bonds,
                     1988 Series A (Irvington Project),
                     7.250%, 7/15/10                                               1/02 at 103            AAA          $ 13,010,365

       2,900,000     The Industrial Development Authority of the
                     County of Pima, Single Family Mortgage Revenue
                     Bonds (GNMA Mortgage-Backed Securities Program),
                     Series 1988, 8.125%, 9/01/20 (Alternative Minimum Tax)        3/99 at 102            AAA             2,974,037
------------------------------------------------------------------------------------------------------------------------------------
                     Arkansas - 0.4%

       5,250,000     Arkansas Development Finance Authority, Driver's License
                     Revenue Bonds (Arkansas State Police -
                     Headquarters and Wireless Data Equipment),
                     Series 1997, 5.400%, 6/01/18                                  6/07 at 100            AAA             5,447,978
------------------------------------------------------------------------------------------------------------------------------------
                     California - 14.0%

      13,000,000     State of California, Various Purpose General Obligation
                     Refunding Bonds, 5.150%, 10/01/19                             10/03 at 102           Aa3            13,138,840

                     State of California, Veterans General Obligation Bonds,
                     Series BH:
      10,250,000     5.250%, 12/01/12 (Alternative Minimum Tax)                    12/08 at 101           AAA            10,395,858
       6,000,000     5.600%, 12/01/32 (Alternative Minimum Tax)                    12/03 at 102           Aa3             6,194,220

      15,975,000     State of California Department of Transportation
                     East Bay State Building Authority, Certificates
                     of Participation, Series 1991A, 6.500%, 3/01/16
                     (Pre-refunded to 3/01/01)                                     3/01 at 102            A1***          17,361,950

      23,725,000     State Public Works Board of the State of California,
                     Lease Revenue Refunding Bonds
                     (The Regents of the University of California),
                     1993 Series A (Various University of
                     California Projects), 5.500%, 6/01/21                         6/03 at 102            Aa3            24,726,907

      11,395,000     State Public Works Board of the State of California,
                     Lease Revenue Bonds (Department
                     of Corrections), 1993 Series E (California State Prison-
                     Madera County (II)), 5.500%, 6/01/15                          No Opt. Call           A              12,306,372

      15,420,000     Los Angeles Convention and Exhibition Center Authority,
                     Lease Revenue Bonds, 1993 Refunding
                     Series A, The City of Los Angeles
                     (California), 5.375%, 8/15/18                                 8/03 at 102            AAA            15,870,881

       5,000,000     Department of Water and Power of the City of Los
                     Angeles, California, Electric Plant
                     Refunding Revenue Bonds, Second Issue
                     of 1993, 4.750%, 11/15/19                                     11/03 at 102           AAA             4,822,550

      12,250,000     Los Angeles County Transportation Commission
                     (California), Sales Tax Revenue Refunding
                     Bonds, Series 1991-B, 5.750%, 7/01/18                         7/01 at 100            AA-            12,650,453

       1,285,000     City of Martinez (California), Home Mortgage
                     Revenue Bonds, 1983 Issue A, 10.750%, 2/01/16                 No Opt. Call           AAA             2,012,143

       4,125,000     Redevelopment Agency of the City of Moorpark,
                     Moorpark Redevelopment Project, 1993
                     Tax Allocation Bonds, 6.125%, 10/01/18                        10/03 at 102           A-              4,403,685

      20,000,000     City of Pomona, California, Single Family Mortgage
                     Revenue Refunding Bonds (GNMA and FNMA
                     Mortgage-Backed Securities), Series 1990A, 7.600%, 5/01/23    No Opt. Call           AAA            26,766,800

       5,000,000     Sacramento, California, Municipal Utility District,
                     Electric Revenue Refunding Bonds, 1993 Series D,
                     5.250%, 11/15/20                                              11/03 at 102           AAA             5,101,550

                     San Bernardino Joint Powers Financing Authority,
                     Tax Allocation Refunding Bonds, Series 1995A:
       6,675,000     5.750%, 10/01/15                                              10/05 at 102           AAA             7,270,477
      12,500,000     5.750%, 10/01/25                                              10/05 at 102           AAA            13,515,625

       3,000,000     San Diego Public Facilities Financing Authority,
                     Sewer Revenue Bonds, Series 1993, 5.250%, 5/15/20             5/03 at 102            AAA             3,057,240

      10,000,000     San Joaquin Hills Transportation Corridor Agency,
                     Toll Road Refunding Revenue Bonds,
                     Series 1997A, 5.250%, 1/15/30                                 1/07 at 102            AAA            10,249,500

      17,540,000     University of California, 4.750%, 9/01/21                     9/03 at 102            AAA            16,888,038


       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                     Colorado - 3.1%

   $   3,000,000     Colorado Housing and Finance Authority, Single
                     Family Program, 1997 Series B-2 Senior Bonds,
                     7.000%, 5/01/26 (Alternative Minimum Tax)                     5/07 at 105            Aa2          $  3,372,210

       4,500,000     Colorado Housing and Finance Authority, Single
                     Family Program, 1997 Series C-2 Senior Bonds,
                     6.875%, 11/01/28 (Alternative Minimum Tax)                    11/07 at 105           Aa2             5,083,200

                     City and County of Denver, Colorado, Airport
                     System Revenue Bonds, Series 1991D:
       9,450,000     7.750%, 11/15/13 (Alternative Minimum Tax)                    No Opt. Call           Baa1           12,090,330
       1,725,000     7.750%, 11/15/21 (Pre-refunded to 11/15/01)
                        (Alternative Minimum Tax)                                  11/01 at 102           Aaa             1,957,202
       6,550,000     7.750%, 11/15/21 (Alternative Minimum Tax)                    11/01 at 102           Baa1            7,281,897

                     City and County of Denver, Colorado, Airport
                     System Revenue Bonds, Series 1992B:
         715,000     7.250%, 11/15/23 (Pre-refunded to 11/15/02)
                        (Alternative Minimum Tax)                                  11/02 at 102           Aaa               821,735
       2,785,000     7.250%, 11/15/23 (Alternative Minimum Tax)                    11/02 at 102           Baa1            3,105,581

                     City and County of Denver, Colorado, Airport
                     System Revenue Bonds, Series 1992C:
       1,830,000     6.750%, 11/15/22 (Pre-refunded to 11/15/02)
                       (Alternative Minimum Tax)                                   11/02 at 102           Aaa             2,067,644
       6,870,000     6.750%, 11/15/22 (Alternative Minimum Tax)                    11/02 at 102           Baa1            7,521,963

       2,050,000     Colorado Local Single Family Mortgage
                     Revenue Bonds (City and County of Denver,
                     Colorado, GNMA Mortgage-Backed Securities Program),
                       Series 1988A,
                     8.125%, 12/01/20 (Alternative Minimum Tax)                    12/98 at 102           AAA             2,093,809

         742,859     El Paso County, Colorado, Single Family Mortgage
                     Revenue Tax-Exempt Refunding Bonds,
                     Series 1992A Class A-2, 8.750%, 6/01/11                       No Opt. Call           Aaa               827,768
------------------------------------------------------------------------------------------------------------------------------------
                     District of Columbia - 2.8%

      10,470,000     District of Columbia, Hospital Revenue
                     Refunding Bonds (Providence Hospital Issue),
                     Series 1988A, 7.875%, 12/01/15 (Pre-refunded to 12/01/98)     12/98 at 102           Aa2***         10,720,757

       7,505,000     District of Columbia (Washington, D.C.),
                     General Obligation Bonds, Series 1998B,
                     6.000%, 6/01/20                                               No Opt. Call           AAA             8,526,355

      14,800,000     District of Columbia Housing Finance Agency,
                     Collateralized Single Family Mortgage Revenue
                     Bonds, Series 1988E-4, 6.375%, 6/01/26
                     (Alternative Minimum Tax)                                     12/04 at 103           AAA            15,802,700

       5,750,000     District of Columbia Revenue Bonds (Association
                     of American Medical Colleges Issue),
                     Series 1997A, 5.375%, 2/15/27                                 8/07 at 102            AAA             5,930,148
------------------------------------------------------------------------------------------------------------------------------------
                     Florida - 1.2%

       7,465,000     Florida Housing Finance Agency, GNMA Collateralized
                     Home Ownership Mortgage Revenue Bonds,
                     1988 Series G1 Bonds, 8.300%, 6/01/20
                     (Alternative Minimum Tax)                                     12/98 at 103           Aaa             7,696,415

       9,290,000     State of Florida, Full Faith and Credit Department
                     of Transportation, Right-of-Way Acquisition
                     and Bridge Construction Bonds, Series 1995, 5.800%, 7/01/21   7/05 at 101            AA+            10,033,665
------------------------------------------------------------------------------------------------------------------------------------
                     Georgia - 1.6%

      23,420,000     Development Authority of Monroe County (Georgia),
                     Pollution Control Revenue Bonds
                     (Georgia Power Company Plant Scherer Project),
                     Second Series 1994, 6.750%, 10/01/24                          10/99 at 102           A+             24,316,283
------------------------------------------------------------------------------------------------------------------------------------
                     Illinois - 7.8%

      19,220,000     Chicago School Reform Board of Trustees of the
                     Board of Education of the City of Chicago, Illinois,
                     Unlimited Tax General Obligation Bonds (Dedicated
                     Tax Revenues), Series 1997A, 5.250%, 12/01/27                 12/07 at 102           AAA            19,501,573

      10,595,000     City of Chicago, Chicago- O'Hare International Airport,
                     Special Facility Revenue Bonds (United Air
                     Lines, Inc. Project), Series 1988A, 8.400%, 5/01/18
                     (Alternative Minimum Tax)                                     5/99 at 103            Baa2           11,110,023

       6,280,000     City of Chicago, Chicago O'Hare International Airport,
                     General Airport Second Lien Revenue Refunding
                     Bonds, 1993 Series C, 5.000%, 1/01/18                         1/04 at 102            AAA             6,268,068

       4,860,000     City of Chicago, Collateralized Single Family Mortgage
                     Revenue Bonds, Series 1996-A,
                     7.000%, 9/01/27 (Alternative Minimum Tax)                     3/06 at 105            Aaa             5,451,899

      10,000,000     The County of Cook, Illinois, General Obligation
                     Bonds, Series 1993A, 5.000%, 11/15/23                         11/03 at 100           AAA             9,783,100

       8,740,000     Illinois Development Finance Authority, Pollution
                     Control Refunding Revenue Bonds,
                     1994 Series A (Illinois Power Company Project),
                     5.700%, 2/01/24                                               2/04 at 102            AAA             9,311,334

       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                     Illinois (continued)

   $   8,500,000     Illinois Educational Facilities Authority, Revenue
                     Refunding Bonds, The University of Chicago,
                     Series 1993B, 5.600%, 7/01/24                                 7/03 at 102            Aa1         $   8,861,420

       5,000,000     Illinois Health Facilities Authority, Revenue Bonds,
                     Series 1992 (Highland Park Hospital),
                     6.200%, 10/01/22                                              10/02 at 102           AAA             5,455,050

       2,000,000     Illinois Health Facilities Authority, Revenue Bonds,
                     Series 1997A (Highland Park Hospital Project),
                     5.750%, 10/01/26                                              10/07 at 102           AAA             2,141,480

      17,545,000     Illinois Health Facilities Authority, Revenue Bonds,
                     Series 1997 (Sherman Health Systems),
                     5.250%, 8/01/27                                               8/07 at 101            AAA            17,650,972

      11,900,000     Illinois Health Facilities Authority, Revenue Bonds,
                     Series 1988B (Evangelical Hospitals Corporation),
                     8.100%, 1/01/08 (Pre-refunded to 1/01/99)                     1/99 at 102            Aaa            12,233,676

       4,925,000     Regional Transportation Authority, Cook, DuPage,
                     Kane, Lake, McHenry and Will Counties, Illinois,
                     General Obligation Bonds, Series 1992A, 9.000%, 6/01/06       No Opt. Call           AAA             6,486,373

         785,000     Regional Transportation Authority, Cook, DuPage,
                     Kane, Lake, McHenry and Will Counties, Illinois,
                     General Obligation Bonds, Series 1992B, 9.000%, 6/01/06       No Opt. Call           AAA             1,033,869
------------------------------------------------------------------------------------------------------------------------------------
                     Indiana - 1.3%

       4,300,000     Indiana State Office Building Commission,
                     Correctional Facilities Program Revenue Bonds,
                     Series 1995A, 5.500%, 7/01/20                                 7/05 at 102            AAA             4,522,009

       8,000,000     Metropolitan School District of Steuben County,
                     Middle School Building Corporation, First Mortgage
                     Bonds, Series 1995, Steuben County, Indiana,
                     6.375%, 7/15/16 (Pre-refunded to 7/15/05)                     7/05 at 102            AAA             9,243,120

       5,300,000     Whitley County Middle School Building Corporation, First
                     Mortgage Bonds, Series 1994, Columbia City, Indiana,
                     6.250%, 7/15/15 (Pre-refunded to 1/15/04)                     1/04 at 102            AAA             5,966,899
------------------------------------------------------------------------------------------------------------------------------------
                     Iowa - 1.3%

       3,000,000     Iowa Finance Authority, Private College Refunding
                     Revenue Bonds (Drake University Project),
                     Series 1996, 5.400%, 12/01/16                                 12/05 at 102           AAA             3,126,900

       5,565,000     Iowa Finance Authority, Variable Rate Demand
                     Industrial Revenue Refunding Bonds, Series A 1989
                     (Urbandale Hotel Corporation Project), 8.500%,
                     8/01/16 (Pre-refunded to 7/15/14)
                     (Alternative Minimum Tax)                                     7/14 at 100            AAA             7,834,574

       8,000,000     Iowa Finance Authority, Hospital Facilities Revenue
                     Bonds, Series 1998 A (Iowa Health System),
                     5.125%, 1/01/28                                               7/08 at 102            AAA             7,939,520
------------------------------------------------------------------------------------------------------------------------------------
                     Kentucky - 0.4%

       5,890,000     Kentucky Development Finance Authority
                     (St. Elizabeth Medical Center), 9.000%, 11/01/00              No Opt. Call           AAA             6,245,108
------------------------------------------------------------------------------------------------------------------------------------
                     Louisiana -  2.5%

       9,000,000     Louisiana Public Facilities Authority, Hospital
                     Revenue Bonds (Franciscan Missionaries of Our
                     Lady Health System Project), Series 1998C, 5.000%, 7/01/28    7/08 at 101            AAA             8,828,730

       4,000,000     Louisiana Public Facilities Authority, Hospital Revenue
                     Refunding Bonds (Louisiana Health System
                     Corporation Project), Series 1998, 5.000%, 10/01/22           10/08 at 102           AAA             3,931,360

      11,860,000     Louisiana Stadium and Exposition District Hotel
                     Occupancy Tax Bonds, Series 1995-B, 6.375%, 7/01/25           7/05 at 102            AAA            13,470,114

       7,660,000     Louisiana Public Facilities Authority, Extended
                     Care Facilities Revenue Bonds (Comm-Care
                     Corporation Project), Series 1994, 11.000%, 2/01/14           No Opt. Call           BBB            11,027,106
------------------------------------------------------------------------------------------------------------------------------------
                     Massachusetts  -  2.2%

       2,900,000     Massachusetts Industrial Finance Agency,
                     Resource Recovery Revenue Bonds, SEMASS Project,
                     Series 1991B, 9.250%, 7/01/15 (Alternative Minimum Tax)       7/01 at 103            N/R             3,227,613

      15,000,000     Massachusetts Industrial Finance Agency,
                     General Obligation Bonds, Suffolk University,
                     Series 1997, 5.250%, 7/01/27                                  7/07 at 102            AAA            15,262,650

       5,000,000     Massachusetts Turnpike Authority, Metropolitan
                     Highway System Revenue Bonds, 1997 Series C
                     (Senior), 5.000%, 1/01/37                                     1/07 at 102            AAA             4,887,150

       8,800,000     Massachusetts Water Resources Authority,
                     General Revenue Bonds, 1992 Series A, 5.500%, 7/15/22
                     (Pre-refunded to 7/15/02)                                     7/02 at 100            Aaa             9,354,312

       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                     Michigan - 2.9%

   $   4,000,000     School District of the City of Detroit, Wayne County,
                     Michigan, School Building and Site Improvement and
                     Refunding Bonds (Unlimited Tax General Obligation),
                     Series 1993,
                     5.400%, 5/01/13                                               5/03 at 102            AA+         $   4,238,520

      10,550,000     City of Detroit, Michigan, Sewage Disposal System Revenue
                     Refunding Bonds, Series 1995-B,
                     5.000%, 7/01/25                                               7/05 at 100            AAA            10,403,988

                     Hudsonville Public Schools, Counties of Ottawa and Allegan,
                     State of Michigan, 1997 School Building and Site and
                     Refunding Bonds (General Obligation Unlimited Tax):
      10,510,000     5.150%, 5/01/22                                               5/08 at 100            Aaa            10,576,739
       8,145,000     5.150%, 5/01/27                                               5/08 at 100            Aaa             8,190,612

       9,625,000     Livonia Public School District, General Obligation Bonds,
                     5.500%, 5/01/21                                               5/03 at 102            AAA            10,065,825
------------------------------------------------------------------------------------------------------------------------------------
                     Minnesota - 2.8%

       2,910,000     The Minneapolis/Saint Paul Housing Finance Board, Single
                     Family Mortgage Revenue Bonds (Minneapolis/Saint Paul
                     Family Housing Program, Phase X, FNMA and GNMA Mortgage-
                     Backed Securities Program), Series 1994
                     (Alternative Minimum Tax)                                     11/04 at 102           AAA             3,136,049

      21,375,000     The Housing and Redevelopment Authority of the City of Saint
                     Paul, Minnesota, Sales Tax Revenue Refunding Bonds (Civic
                     Center Project), Series 1996, 7.100%, 11/01/23                11/15 at 103           AAA            26,909,843

       2,877,000     The Housing and Redevelopment Authority of the City of Saint
                     Paul, Minnesota, Single Family Mortgage Revenue Bonds,
                     Refunding Series 1991-B, 7.250%, 9/01/11                      No Opt. Call           Aaa             3,144,043

       7,675,000     Port Authority of the City of Saint Paul, Energy Park Tax
                     Increment Revenue Refunding Bonds, Series 1988,
                     8.000%, 12/01/07 (Pre-refunded to 12/01/98)                   12/98 at 102           AAA             7,860,198
------------------------------------------------------------------------------------------------------------------------------------
                     Missouri - 1.5%

       6,540,000     Missouri Housing Development Commission, Single Family
                     Mortgage Revenue Bonds (Homeownership Loan Program),
                     1996 Series C, 7.450%, 9/01/27 (Alternative Minimum Tax)      3/07 at 105            AAA             7,472,669

      11,120,000     Francis Howell School District, St. Charles County, Missouri,
                     General Obligation Refunding Bonds,
                     Series 1994A, 7.800%, 3/01/08                                 No Opt. Call           AAA            14,181,558
------------------------------------------------------------------------------------------------------------------------------------
                     Nevada - 2.1%

      29,410,000     State of Nevada, Colorado River Commission, General
                     Obligation (Limited Tax) Revenue Supported Bonds,
                     Series 1994, 5.500%, 7/01/27                                  7/04 at 101            AA             30,562,284
------------------------------------------------------------------------------------------------------------------------------------
                     New Hampshire - 2.1%

      11,000,000     New Hampshire Housing Finance Authority, Single Family
                     Mortgage Revenue Bonds, 1993 Series B,
                     6.050%, 7/01/25                                               7/03 at 102            Aa             11,520,300

      10,000,000     Business Finance Authority of the State of New Hampshire,
                     Pollution Control Refunding Revenue Bonds (The United
                     Illuminating Company Project), 1993 Series A,
                     5.875%, 10/01/33                                              10/03 at 102           BBB-           10,206,500

       8,560,000     New Hampshire Housing Finance Authority, Single Family
                     Mortgage Acquisition Revenue Bonds, 1996 Series B,
                     6.400%, 1/01/27 (Alternative Minimum Tax)                     7/06 at 102            Aa3             9,130,952
------------------------------------------------------------------------------------------------------------------------------------
                     New Jersey - 1.1%

      15,000,000     New Jersey Housing and Mortgage Finance Agency, Home Buyer
                     Revenue Bonds, 1997 Series U,
                     5.850%, 4/01/29 (Alternative Minimum Tax)                     10/07 at 101 1/2       AAA            15,842,250
------------------------------------------------------------------------------------------------------------------------------------
                     New Mexico - 0.3%

       4,780,000     New Mexico Mortgage Finance Authority, Single Family
                     Mortgage Purchase Refunding Senior Bonds, 1992 Series A,
                     6.900%, 7/01/24                                               7/02 at 102            Aa1             5,084,056
------------------------------------------------------------------------------------------------------------------------------------
                     New York - 9.7%

      10,650,000     Long Island Power Authority (New York), Electric System
                     General Revenue Bonds, Series 1998A, 5.250%, 12/01/26         6/08 at 101            A-             10,829,985

       7,500,000     The City of New York, General Obligation Bonds, Fiscal 1991
                     Series B, 9.500%, 6/01/03                                     No Opt. Call           A-              9,189,450

      10,000,000     The City of New York, General Obligation Bonds, Fiscal 1996
                     Series G, 5.750%, 2/01/07                                     2/06 at 101 1/2        A-             10,979,500

       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                     New York (continued)

                     The City of New York, General Obligation Bonds, Fiscal 1997
                     Series G:
   $     100,000     6.000%, 10/15/26 (Pre-refunded to 10/15/07)                   10/07 at 101           A-***         $   115,021
       9,900,000     6.000%, 10/15/26                                              10/07 at 101           A-             10,787,238

      16,000,000     New York City (New York), Municipal Water Finance Authority,
                     Water and Sewer System Revenue Bonds, Fiscal 1996 Series B,
                     5.750%, 6/15/26                                               6/06 at 101            AAA            17,216,960

                     New York City Transitional Finance Authority, Future Tax
                     Secured Bonds, Fiscal 1998 Series C:
      31,625,000     4.750%, 5/01/23                                               5/08 at 101            AA             30,364,111
      11,000,000     5.000%, 5/01/26                                               5/08 at 101            AA             10,814,320

      12,365,000     New York State Energy Research and Development Authority,
                     Facilities Revenue Bonds, Series 1993 A
                     (Consolidated Edison Company of New York, Inc. Project),
                     6.000%, 3/15/28 (Alternative Minimum Tax)                     3/03 at 102            A+             13,126,808

      10,000,000     New York Local Government Assistance Corporation,
                     Series 1993 B, Refunding Bonds, 5.000%, 4/01/23               4/04 at 100            A+              9,785,700

      18,735,000     New York State Medical Care Facilities Finance Agency,
                     Hospital and Nursing Home FHA-Insured Mortgage Revenue Bonds,
                     1993 Series B, 5.500%, 2/15/22                                2/04 at 102            AAA            19,340,328
------------------------------------------------------------------------------------------------------------------------------------
                     Ohio - 1.3%

       5,095,000     Ohio Housing Finance Agency, Single Family Mortgage Revenue
                     Bonds (GNMA Mortgage-Backed Securities Program),
                     1988 Series B, 8.250%, 12/15/19 (Alternative Minimum Tax)     12/98 at 102           AA+             5,271,440

      12,360,000     State of Ohio, Turnpike Revenue Bonds, 1994 Series A,
                     Issued by the Ohio Turnpike Commission, 5.750%, 2/15/24       2/04 at 102            AA             13,641,361
------------------------------------------------------------------------------------------------------------------------------------
                     Oklahoma - 1.1%

       9,560,000     Oklahoma Housing Finance Agency, GNMA Collateralized Single
                     Family Mortgage Revenue Bonds, Series 1988A,
                     8.250%, 12/01/20 (Alternative Minimum Tax)                    12/98 at 102           AAA             9,769,651

       6,455,000     Washington County Medical Authority (Bartlesville, Oklahoma),
                     Hospital Revenue Bonds (Jane Phillips Episcopal Hospital),
                     Series 1989A, 8.500%, 11/01/10 (Pre-refunded to 5/01/99)      5/99 at 102            N/R***          6,756,836
------------------------------------------------------------------------------------------------------------------------------------
                     Pennsylvania - 2.0%

      12,875,000     Allegheny County Hospital Development Authority
                     (Pennsylvania), Health Center Revenue Bonds, Series 1992A
                     (Presbyterian University Health System, Inc. Project),
                     6.250%, 11/01/23 (Pre-refunded to 11/01/02)                   11/02 at 100           AAA            14,085,121

      10,000,000     Pennsylvania Housing Finance Agency, Single Family Mortgage
                     Revenue Bonds, Series 1993 - 37A, 5.450%, 10/01/17            10/03 at 102           AA+            10,219,000

       5,295,000     The School District of Philadelphia, Pennsylvania, General
                     Obligation Bonds, Series B of 1995, 5.500%, 9/01/25           9/05 at 101            AAA             5,560,968
------------------------------------------------------------------------------------------------------------------------------------
                     Puerto Rico - 0.4%

       5,250,000     Puerto Rico Electric Power Authority, Power Revenue Bonds,
                     Series X, 5.500%, 7/01/25                                     7/05 at 100            BBB+            5,413,433
------------------------------------------------------------------------------------------------------------------------------------
                     Rhode Island - 0.9%

      13,200,000     Rhode Island Health and Educational Building Corporation,
                     Hospital Financing Revenue Bonds, Lifespan Obligated Group
                     Issue, Series 1996, 5.250%, 5/15/26                           5/07 at 102            AAA            13,279,332
------------------------------------------------------------------------------------------------------------------------------------
                     South Carolina - 1.2%

      17,250,000     South Carolina Jobs-Economic Development Authority, Hospital
                     Revenue Bonds (Anderson Area Medical Center, Inc.),
                     Series 1996, 5.250%, 2/01/26                                  2/06 at 102            AAA            17,393,175
------------------------------------------------------------------------------------------------------------------------------------
                     Texas - 7.7%

      10,305,000     Alliance Airport Authority, Inc., Special Facilities Revenue
                     Bonds, Series 1990 (American Airlines, Inc. Project),
                     7.500%, 12/01/29 (Alternative Minimum Tax)                    12/00 at 102           Baa2           11,049,948

      11,020,000     Brazos River Authority (Texas), Collateralized Pollution
                     Control Revenue Bonds (Texas Utilities Electric Company
                     Project), Series 1994A, 7.875%, 3/01/21
                     (Alternative Minimum Tax)                                     3/01 at 102            BBB+           11,993,286

      23,000,000     Brazos River Authority (Texas), Revenue Refunding Bonds
                     (Houston Industries Incorporated Project),
                     Series 1998C, 5.125%, 5/01/19                                 5/08 at 102            AAA            23,059,570

       5,615,000     Dallas-Fort Worth International Airport Facility Improvement
                     Corporation, American Airlines, Inc. Revenue Bonds,
                     Series 1990, 7.500%, 11/01/25 (Alternative Minimum Tax)       11/00 at 102           Baa2            6,012,261

       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                     Texas (continued)

   $  40,000,000     Harris County (Texas), Health Facilities Development
                     Corporation, Adjustable Convertible Extendable Securities
                     (Greater Houston Pooled Health Care Loan Program),
                     Series 1985B, 7.375%, 12/01/25                                12/98 at 100           A1          $  40,136,400

      15,000,000     Harris County, Texas, Toll Road Senior Lien Revenue
                     Refunding Bonds, Series 1994, 5.300%, 8/15/13                 8/04 at 102            AAA            15,900,600

       4,750,000     Matagorda County Navigation District Number One (Texas),
                     Pollution Control Revenue Refunding Bonds (Central Power and
                     Light Company Project), Series 1995, 6.100%, 7/01/28          7/00 at 102            AAA             5,009,635
------------------------------------------------------------------------------------------------------------------------------------
                     Utah - 1.9%

      15,000,000     Intermountain Power Agency (Utah), Power Supply Revenue
                     Refunding Bonds, 1998 Series A, 5.000%, 7/01/20               7/08 at 101            AAA            14,832,600

       8,000,000     Utah Housing Finance Agency, Single Family Mortgage Bonds,
                     1997 Series F, 5.750%, 7/01/28 (Alternative Minimum Tax)      7/07 at 101 1/2        AAA             8,296,480

       4,780,000     Utah Housing Finance Agency, Single Family Mortgage Senior
                     Bonds, Series 1998F2, 5.100%, 7/01/28
                     (Alternative Minimum Tax) (DD)                                7/08 at 101 1/2        AAA             4,743,529


------------------------------------------------------------------------------------------------------------------------------------
                     Vermont - 0.9%

      12,510,000     Vermont Housing Finance Agency, Single Family Housing Bonds,
                     Series 9, 5.900%, 5/01/29 (Alternative Minimum Tax)           6/07 at 101 1/2        AAA            13,246,714
------------------------------------------------------------------------------------------------------------------------------------
                     Virginia - 0.7%

      10,000,000     Prince William County Service Authority (Virginia), Water
                     and Sewer System Refunding Revenue Bonds, Series 1993,
                     5.000%, 7/01/21                                               7/03 at 102            AAA             9,872,400

       1,000,000     Virginia Housing Development Authority, Commonwealth
                     Mortgage Bonds, 1987 Series C, Subseries C-7,
                     8.375%, 1/01/28 (Alternative Minimum Tax)                     1/99 at 102            AA+             1,007,940
------------------------------------------------------------------------------------------------------------------------------------
                     Washington - 16.9%

      19,820,000     Public Utility District No.1 of Chelan County, Washington,
                     Chelan Hydro Consolidated System Revenue Bonds, Series 1997A,
                     5.650%, 7/01/32 (Alternative Minimum Tax)                     7/07 at 102            AA             20,748,567

       8,525,000     King County, Washington, Limited Tax General Obligation
                     Refunding Bonds (Payable from Sewer Revenues), Series 1998B,
                     4.750%, 1/01/18                                               1/08 at 101            AA+             8,371,891

      17,050,000     Municipality of Metropolitan Seattle, Washington, Sewer
                     Refunding Revenue Bonds, Series Z, 5.500%, 1/01/33            1/03 at 102            AAA            17,721,088

       6,360,000     Public Utility District No. 1 of Snohomish County,
                     Washington, Generation System Revenue Bonds, Series 1993,
                     5.500%, 1/01/14                                               1/03 at 100            AAA             6,676,537

       7,000,000     City of Spokane, Washington, Regional Solid Waste Management
                     System Revenue Bonds, Series 1989B, 7.750%, 1/01/11
                     (Alternative Minimum Tax)                                     1/99 at 102            AAA             7,193,550

      10,000,000     Washington Health Care Facilities Authority, Revenue Bonds,
                     Series 1998 (Swedish Health Services), 5.125%, 11/15/22       11/08 at 101           Aaa             9,877,200

      11,000,000     Washington Health Care Facilities Authority, Revenue Bonds,
                     Series 1998 (Harrison Memorial Hospital),
                     5.000%, 8/15/28 (DD)                                          8/13 at 102            AAA            10,643,490

       4,300,000     Washington Public Power Supply System, Nuclear Project
                     No. 1, Refunding Revenue Bonds, Series 1989B,
                     7.250%, 7/01/15 (Pre-refunded to 1/01/00)                     1/00 at 102            AAA             4,570,341

      12,950,000     Washington Public Power Supply System, Nuclear Project
                     No. 1, Refunding Revenue Bonds, Series 1993A,
                     5.700%, 7/01/17                                               7/03 at 102            AAA            13,504,778

      29,870,000     Washington Public Power Supply System, Nuclear Project
                     No. 1, Refunding Revenue Bonds, Series 1993B,
                     5.600%, 7/01/15                                               7/03 at 102            AAA            31,257,760

                     Washington Public Power Supply System, Nuclear Project
                     No. 1, Refunding Revenue Bonds, Series 1989A:
       4,060,000     7.500%, 7/01/15 (Pre-refunded to 7/01/99)                     7/99 at 102            AAA             4,262,472
      11,900,000     7.500%, 7/01/15 (Pre-refunded to 7/01/99)                     7/99 at 102            Aaa            12,491,073

       7,500,000     Washington Public Power Supply System, Nuclear Project
                     No. 2, Refunding Revenue Bonds, Series 1991A,
                     6.000%, 7/01/12 (Pre-refunded to 7/01/01)                     7/01 at 100            Aa1***           7,944,975


       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------

                     Washington (continued)

   $  14,440,000     Washington Public Power Supply System, Nuclear Project
                     No. 2, Refunding Revenue Bonds, Series 1993A,
                     5.750%, 7/01/12                                               7/03 at 102            Aa1         $  15,530,798

       6,770,000     Washington Public Power Supply System, Nuclear Project
                     No. 2, Refunding Revenue Bonds, Series 1993B,
                     5.625%, 7/01/12                                               7/03 at 102            Aa1             7,079,186

      14,500,000     Washington Public Power Supply System, Nuclear Project
                     No. 2, Refunding Revenue Bonds, Series 1998A,
                     5.000%, 7/01/12                                               7/08 at 102            Aa1            14,736,349

      13,500,000     Washington Public Power Supply System, Nuclear Project
                     No. 3, Refunding Revenue Bonds, Series 1989B,
                     7.250%, 7/01/15 (Pre-refunded to 1/01/00)                     1/00 at 102            AAA            14,348,744

      22,880,000     Washington Public Power Supply System, Nuclear Project
                     No. 3, Refunding Revenue Bonds, Series 1993C,
                     5.375%, 7/01/15                                               7/03 at 102            Aa1            23,379,469

       9,350,000     Washington Public Power Supply System, Nuclear Project
                     No. 3, Refunding Revenue Bonds, Series 1997A,
                     5.250%, 7/01/15                                               7/07 at 102            Aa1             9,536,906

       7,275,000     Washington Public Power Supply System, Nuclear Project
                     No. 3, Refunding Revenue Bonds, Series 1998A,
                     5.125%, 7/01/18                                               7/08 at 102            Aa1             7,221,019
------------------------------------------------------------------------------------------------------------------------------------
                     West Virginia - 1.1%

      15,000,000     West Virginia Housing Development Fund, Housing Finance
                     Bonds, 1992 Series D, 7.050%, 11/01/24                        5/02 at 102            AAA            16,180,499
------------------------------------------------------------------------------------------------------------------------------------

$  1,370,784,859     Total Investments - (cost $1,359,473,254) - 98.3%                                                1,448,475,312
================     ---------------------------------------------------------------------------------------------------------------
                     Temporary Investments in Short-Term Municipal Securities - 0.1%

       1,000,000     Industrial Development Authority of the City of Roanoke,
                     Virginia, Hospital Revenue Bonds (Carilion Health System
                     Obligated Group), Series 1997A, Variable Rate Demand Bonds,
                     3.700%, 7/01/27+                                                                     VMIG-1          1,000,000

       1,000,000     Roanoke Industrial Development Authority, Hospital Revenue
                     Demand Bonds, Series 1995A (Carilion Health System),
                     Variable Rate Demand Bonds, 3.700%, 7/01/19+                                         VMIG-1          1,000,000
------------------------------------------------------------------------------------------------------------------------------------
$      2,000,000     Total Temporary Investments - 0.1%                                                                   2,000,000
================     ---------------------------------------------------------------------------------------------------------------
                     Other Assets Less Liabilities - 1.6%                                                                 23,280,105
                     ---------------------------------------------------------------------------------------------------------------
                     Net Assets - 100%                                                                                $1,473,755,417
                     ===============================================================================================================

                   * Optional Call Provisions (not covered by the report of independent auditors):
                     Dates (month and year) and prices of the earliest optional call or redemption.
                     There may be other call provisions at varying prices at later dates.
                  ** Ratings (not covered by the report of independent  auditors):
                     Using the higher of Standard & Poor's or Moody's rating.
                 *** Security is backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Security is normally considered to be equivalent to AAA rated securities.
                   + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.
                N/R  Investment is not rated.
                (DD) Security purchased on a delayed delivery basis (note 1).

                See accompanying notes to financial statements.


                            Portfolio of Investments
                            Nuveen Premium Income Municipal Fund 2, Inc. (NPM)
                            October 31, 1998


       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------

                     Alaska - 0.5%

   $   3,500,000     Anchorage Parking Authority, Lease Revenue Refunding Bonds,
                     Series 1993 (5th Avenue Garage Project), 6.750%, 12/1/08      12/02 at 102           Baa1         $  3,838,800

         725,000     City of Valdez, Alaska, Home Mortgage Revenue Refunding
                     Bonds, 1992 Series, 7.900%, 2/01/10                           8/02 at 102            A1                781,151
------------------------------------------------------------------------------------------------------------------------------------
                     Arizona - 3.1%

                     The Industrial Development Authority of the County of Mohave,
                     Hospital System Revenue Refunding Bonds (Medical Environments,
                     Inc., Phoenix Baptist Hospital and Medical Center Inc),
                     Series 1993:
       5,705,000     6.250%, 7/01/03                                               No Opt. Call           Aaa             6,198,483
                     6.750%, 7/01/08 (Pre-refunded to 7/01/03)                     7/03 at 102            Aaa             3,427,620

       9,000,000     City of Phoenix (Arizona), Civic Improvement Corporation,
                     Wastewater System Lease Revenue Bonds, Series 1993,
                     6.125%, 7/01/14 (Pre-refunded to 7/01/03)                     7/03 at 102            AAA            10,052,370

       4,380,000     City of Phoenix Civic Improvement Corporation (Arizona),
                     Wastewater System Lease Revenue Refunding Bonds,
                     Series 1993, 4.750%, 7/01/23                                  7/04 at 102            Aa3             4,240,541

       5,045,000     The Industrial Development Authority of the County of Pima
                     (Arizona), Industrial Development Lease Obligation Refunding
                     Revenue Bonds, 1988 Series A (Irvington Project),
                     7.250%, 7/15/10                                               1/02 at 103            AAA             5,643,791
------------------------------------------------------------------------------------------------------------------------------------
                     California - 13.3%

       7,710,000     State of California Veterans, General Obligation A Bonds,
                     Series BH, 5.250%, 12/01/12 (Alternative Minimum Tax)         12/08 at 101           AAA             7,819,713

                     State Public Works Board of the State of California, Lease
                     Revenue Bonds (The Trustees of California State University),
                     1992 Series A (Various California State University Projects):
      15,480,000     6.625%, 10/01/10 (Pre-refunded to 10/01/02)                   10/02 at 102           Aaa            17,507,106
      10,500,000     6.700%, 10/01/17 (Pre-refunded to 10/01/02)                   10/02 at 102           AAA            11,903,535

       7,150,000     State Public Works Board of the State of California, Lease
                     Revenue Bonds (The Trustees of the California State
                     University), 1994 Series A (Various California State
                     University Projects), 6.375%, 10/01/19
                     (Pre-refunded to 10/01/04)                                    10/04 at 102           A+***           8,258,751

      17,500,000     State Public Works Board of the State of California, Lease
                     Revenue Bonds (Department of Corrections), 1994 Series A
                     (California State Prison-Monterey County (Soledad II)),
                     6.875%, 11/01/14 (Pre-refunded to 11/01/04)                   11/04 at 102           Aaa            20,736,800

      30,000,000     Foothill/Eastern Transportation Corridor Agency (California),
                     Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/21        No Opt. Call           Baa             9,326,700

       5,000,000     City of Loma Linda, California, Hospital Revenue Bonds (Loma
                     Linda University Medical Center Project), Series 1993-A,
                     6.500%, 12/01/18                                              12/03 at 102           BBB             5,403,650
       3,490,000     Community Redevelopment Financing Authority of the Community
                     Redevelopment Agency of the City of Los Angeles, California
                     Pooled Financing Bonds, Series D (Crenshaw Redevelopment
                     Project), 7.000%, 9/01/14 (Pre-refunded to 9/01/02)           9/02 at 102            N/R***          3,747,143

       7,000,000     Los Angeles State Building Authority, Lease Revenue
                     Refunding Bonds (State of California Department of General
                     Services Lease), 1993 Series A, 5.625%, 5/01/11               No Opt. Call           A1              7,850,150

       5,000,000     Los Angeles County Public Works Finance Authority, Revenue
                     Bonds, Series 1994A (Los Angeles County Regional Park and
                     Open Space District), 6.125%, 10/01/10
                     (Pre-refunded to 10/01/04)                                    10/04 at 102           AA***           5,709,550

      10,000,000     Los Angeles County Transportation Commission (California),
                     Proposition C Sales Tax Revenue Bonds, Second Senior Bonds,
                     Series 1992-A , 6.750%, 7/01/19 (Pre-refunded to 7/01/02)     7/02 at 102            Aaa            11,287,400

       2,035,000     Parlier Redevelopment Agency (Parlier Redevelopment Project),
                     1992 Tax Allocation Bonds, Series A, 6.750%, 8/01/22
                     (Pre-refunded to 8/01/02)                                     8/02 at 102            BBB***          2,293,832

                     Redevelopment Agency of the City and County of San Francisco
                     (California), Hotel Tax Revenue Bonds, Series 1994:
       2,390,000     6.750%, 7/01/15 (Pre-refunded to 7/01/04)                     7/04 at 102            AAA             2,797,734
       5,905,000     6.750%, 7/01/25 (Pre-refunded to 7/01/04)                     7/04 at 102            AAA             6,912,393
         960,000     6.750%, 7/01/25                                               7/04 at 102            AAA             1,097,722



       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                     California (continued)

   $   5,605,000     County of San Joaquin, California, Certificates of
                     Participation (1994 Solid Waste System System Facilities
                     Project), 6.600%, 4/01/19                                     4/04 at 102            A           $   6,113,037
------------------------------------------------------------------------------------------------------------------------------------
                     Colorado - 9.0%

       9,870,000     Colorado Health Facilities Authority, Insured Hospital
                     Revenue Bonds (PSL Healthcare System Project), Series 1991A,
                     6.250%, 2/15/21 (Pre-refunded to 2/15/01)                     2/01 at 102            AAA            10,627,325

       1,335,000     Colorado Housing and Finance Authority, Single Family
                     Program Senior Bonds, 1994 Series E, 8.125%, 12/01/24
                     (Alternative Minimum Tax)                                     12/04 at 105           Aa2             1,479,674

                     Colorado Housing and Finance Authority, General Obligation
                     Bonds, 1994 Series A:
       5,785,000     6.850%, 8/01/24                                               8/02 at 102            A               6,197,355
       2,295,000     6.875%, 8/01/30                                               8/02 at 102            A               2,448,352

       4,595,000     Colorado Housing and Finance Authority, Single Family
                     Program Senior Bonds, 1995 Series D,
                     7.375%, 6/01/26                                               12/05 at 105           Aa2             5,036,625

                     City and County of Denver, Colorado, Airport System Revenue
                     Bonds, Series 1992B:
       1,445,000     7.250%, 11/15/23 (Pre-refunded to 11/15/02)
                     (Alternative Minimum Tax)                                     11/02 at 102           Aaa             1,660,710
       5,635,000     7.250%, 11/15/23 (Alternative Minimum Tax)                    11/02 at 102           Baa1            6,283,645

                     City and County of Denver, Colorado, Airport System Revenue
                     Bonds, Series 1992C:
       2,125,000     6.750%, 11/15/13 (Pre-refunded to 11/15/02)
                     (Alternative Minimum Tax)                                     11/02 at 102           Aaa             2,400,953
      16,120,000     6.750%, 11/15/13 (Alternative Minimum Tax)                    11/02 at 102           Baa1           17,743,929

                     City and County of Denver, Colorado, Airport System Revenue
                     Bonds, Series 1991A,
       1,925,000     8.000%, 11/15/25 (Pre-refunded to 11/15/01)
                     (Alternative Minimum Tax)                                     11/01 at 100           Aaa             2,163,373
       5,315,000     8.000%, 11/15/25 (Alternative Minimum Tax)                    11/01 at 100           Baa1            5,845,278

                     City and County of Denver, Colorado, Airport System Revenue
                     Bonds, Series 1991D:
         400,000     7.750%, 11/15/13 (Alternative Minimum Tax)                    No Opt. Call           Baa1              511,760
       3,155,000     7.750%, 11/15/21 (Pre-refunded to 11/15/01)
                     (Alternative Minimum Tax)                                     11/01 at 102           Aaa             3,579,695
      12,115,000     7.750%, 11/15/21 (Alternative Minimum Tax)                    11/01 at 102           Baa1           13,468,730

                     City and County of Denver (FHA Insured), Boston Lofts
                     Projects, Series 1997A:
       1,700,000     5.750%, 10/01/27 (Alternative Minimum Tax)                    10/07 at 102           AAA             1,769,887
       4,795,000     5.850%, 10/01/38 (Alternative Minimum Tax)                    10/07 at 102           AAA             4,991,116
------------------------------------------------------------------------------------------------------------------------------------
                     Connecticut - 0.4%

       3,170,000     Connecticut Housing Finance Authority, Housing Mortgage
                     Finance Program Bonds, 1996 Series C-2, 6.250%, 11/15/18      5/06 at 102            AA              3,420,272
------------------------------------------------------------------------------------------------------------------------------------
                     Florida - 2.6%

       1,750,000     Alachua County Health Facilities Authority, Health
                     Facilities Revenue Bonds, Series 1992 (Santa Fe Healthcare
                     Facilities Project), 7.600%, 11/15/13
                     (Pre-refunded to 11/15/00)                                    11/00 at 102           AAA             1,925,683

       5,000,000     Dade County, Florida, Aviation Bonds, Series 1996A,
                     5.750%, 10/01/18 (Alternative Minimum Tax)                    10/06 at 102           AAA             5,320,400

       2,850,000     State of Florida, Full Faith and Credit Department of
                     Transportation, Right-of-Way Acquisition and Bridge
                     Construction Bonds, Series 1995, 5.875%, 7/01/24              7/05 at 101            AAA             3,095,813

      12,500,000     City of Tampa, Florida, Revenue Bonds (The Florida Aquarium
                     Project), Series 1992, 7.750%, 5/01/27
                     (Pre-refunded to 5/01/02)                                     5/02 at 102            N/R***         14,299,750
------------------------------------------------------------------------------------------------------------------------------------
                     Georgia - 3.2%

      10,000,000     City of Atlanta (Georgia), Water and Sewerage Revenue Bonds,
                     Series 1993, 4.500%, 1/01/18                                  1/04 at 100            AAA             9,452,300

       7,000,000     Development Authority of Burke County, Georgia, Pollution
                     Control Revenue Bonds (Oglethorpe Power Corporation Vogtle
                     Project), Series 1992, 8.000%, 1/01/15
                     (Pre-refunded to 1/01/03)                                     1/03 at 103            AAA             8,304,240

         650,000     Housing Authority of Fulton County, Georgia, Single Family
                     Mortgage Revenue Refunding Bonds (GNMA Mortgage-Backed
                     Securities Program), Series 1996A, 6.200%, 9/01/27
                     (Alternative Minimum Tax)                                     9/06 at 102            AAA               691,776

                     Georgia Housing and Finance Authority, Single Family
                     Mortgage Bonds, 1994 Series B:
       5,485,000     6.650%, 12/01/20 (Alternative Minimum Tax)                    9/04 at 102            AAA             5,924,239
       5,500,000     6.700%, 12/01/25 (Alternative Minimum Tax)                    9/04 at 102            AAA             5,939,670


       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                     Idaho - 0.3%

    $  2,335,000     Idaho Housing and Finance Association, Single Family
                     Mortgage Bonds, 1996 Series G, 6.350%, 7/01/26
                     (Alternative MinimumTax)                                      7/06 at 102            Aaa         $   2,503,821
------------------------------------------------------------------------------------------------------------------------------------
                     Illinois - 10.3%

       5,000,000     City of Chicago, General Obligation Bonds (Emergency
                     Telephone System), Series 1993, 5.625%, 1/01/23               1/03 at 102            AAA             5,279,100

      17,000,000     City of Chicago, General Obligation Bonds, Project Series A
                     of 1992, 6.250%, 1/01/12
                     (Pre-refunded to 1/01/02)                                     1/02 at 102            AAA            18,514,700

       1,000,000     City of Chicago, General Obligation Bonds, Project and
                     Refunding Series 1998, 5.250%, 1/01/20                        7/08 at 102            AAA             1,015,200

      36,300,000     Chicago School Reform Board of Trustees of the Board of
                     Education of the City of Chicago, Illinois, Unlimited Tax
                     General Obligation Bonds (Dedicated Tax Revenues),
                     Series 1998A, 0.000%, 12/01/21                                No Opt. Call           AAA            11,092,191

       8,270,000     City of Chicago, Mortgage Revenue Bonds, Series 1992
                     (FHA Insured Mortgage Loan-Lakeview Towers Project),
                     6.650%, 12/01/33                                              6/02 at 102            AAA             8,772,485

       1,175,000     City of Chicago, Multifamily Housing Revenue Bonds,
                     Series 1997 (GNMA Collateralized - Bryn Mawr/Belle Shores
                     Project), 5.800%, 6/01/23 (Alternative Minimum Tax)           6/09 at 102            Aaa             1,249,530

       5,500,000     Chicago Park District, Illinois, General Obligation Capital
                     Improvement Bonds and Aquarium and Museum Bonds,
                     Series 1991, 6.700%, 1/01/11 (Pre-refunded to 1/01/02)        1/02 at 102            AA-***          6,089,380

      10,900,000     Public Building Commission of Chicago (Illinois), Building
                     Revenue Bonds, Series A of 1993 (Board of Education of the
                     City of Chicago), 5.750%, 12/01/18                            12/03 at 102           AAA             11,674,772

       4,535,000     City of Chicago, Tax Increment Allocation Bonds (Dunning
                     Redevelopment Project), Series 1996B, 7.250%, 1/01/14         1/07 at 102            N/R             4,948,320

       3,530,000     City of Chicago, Tax Increment Finance Bonds (Sanitary
                     Drainage and Ship Canal), Series 1997A, 7.750%, 1/01/14       1/07 at 102            N/R             3,883,353

       2,850,000     City of East Louis, Illinois, Mortgage Revenue Refunding
                     Bonds, Series 1994A (FHA Insured Mortgage Loan-Dawson Manor
                     Apartments Section 8 Assisted Project), 6.500%, 7/01/24       7/03 at 102            AAA             3,042,774

       6,900,000     Illinois Health Facilities Authority, Revenue Refunding
                     Bonds, Series 1993 (Illinois Masonic Medical Center),
                     5.500%, 10/01/19                                              10/03 at 102           A-              7,077,123

       3,000,000     Illinois Health Facilities Authority, Revenue Refunding
                     Bonds, Series 1993C (Lutheran General Health System),
                     6.000%, 4/01/18                                               No Opt. Call           A+              3,379,920

      11,510,000     The Illinois State Toll Highway Authority, Toll Highway
                     Priority Revenue Bonds, 1992 Series A, 6.375%, 1/01/15        1/03 at 102            A+             12,546,936

         985,000     Village of Wheeling, Cook and Lake Counties, Illinois,
                     Single Family Mortgage Revenue Refunding Bonds, Series 1992,
                     6.850%, 11/01/09                                              11/02 at 102           AAA             1,052,049
------------------------------------------------------------------------------------------------------------------------------------
                     Indiana - 7.6%

       8,000,000     East Chicago Elementary School Building Corporation
                     (Lake County, Indiana), First Mortgage Bonds, Series 1992,
                     7.000%, 1/15/16 (Pre-refunded to 1/15/03)                     1/03 at 102            A***            9,114,480

      13,630,000     Hospital Authority of the City of Fort Wayne, Indiana,
                     Revenue Bonds, Series 1992 (Parkview Memorial Hospital, Inc.
                     Project), 6.400%, 11/15/22                                    11/02 at 102           A+             14,744,116

       6,031,000     City of Greenfield, Indiana, Multifamily Housing Revenue
                     Bonds, Series 1996 A (Pedcor Investments-1988-V, L.P.
                     Project), 6.200%, 12/01/28 (Alternative Minimum Tax)          12/05 at 105           Aaa             6,482,662

      10,675,000     Highland School Building Corporation (Highland, Indiana),
                     First Mortgage Bonds, Series 1992A, 6.750%, 1/15/20
                     (Pre-refunded to 1/15/02)                                     1/02 at 102            AAA            11,848,396

       8,200,000     Indiana Bond Bank, State Revolving Fund Program Bonds,
                     Series 1993A Guarantee Revenue Bonds, 6.250%, 2/01/09         2/03 at 102            AAA             9,042,714

       2,875,000     Indiana Bond Bank, State Revolving Fund Program Bonds,
                     Series 1994B Guarantee Revenue Bonds, 6.750%, 2/01/17         2/05 at 102            AAA             3,273,360

       6,000,000     Indiana Development Finance Authority, Environmental
                     Revenue Bonds, Series 1993B (PSI Energy, Inc.),
                     5.750%, 2/15/28 (Alternative Minimum Tax)                     2/03 at 102            AAA             6,284,340

       5,250,000     Indiana Transportation Finance Authority, Aviation
                     Technology Center Lease Revenue Bonds, Series A,
                     6.500%, 3/01/18                                               3/03 at 102            A+              5,735,835

       5,905,000     Muncie School Building Corporation, First Mortgage Bonds,
                     Series 1992, 6.625%, 7/15/14 (Pre-refunded to 7/15/01)        7/01 at 102            N/R***          6,453,220


       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                     Kansas - 0.5%

     $ 1,970,000     Johnson County, Kansas, Single Family Mortgage Revenue
                     Refunding Bonds, Series 1994, 7.100%, 5/01/12                 5/04 at 103            A             $ 2,156,835

       2,310,000     Sedgwick County, Kansas and Shawnee County, Kansas,
                     Collateralized Single Family Mortgage Refunding Revenue
                     Bonds (GNMA Certificates), Series 1994A1, 7.900%, 5/01/24
                     (Alternative Minimum Tax)                                     No Opt. Call           Aaa             2,698,242
------------------------------------------------------------------------------------------------------------------------------------
                     Kentucky - 0.8%

       7,000,000     Kentucky Housing Corporation, Housing Revenue Bonds,
                     1996 Series A, 6.375%, 7/01/28 (Alternative Minimum Tax)      7/06 at 102            AAA             7,519,120
------------------------------------------------------------------------------------------------------------------------------------
                     Louisiana - 2.9%

       4,000,000     Bossier Public Trust Financing Authority, Single Family
                     Mortgage Revenue Refunding Bonds, Series 1995B,
                     6.125%, 8/01/28                                               8/05 at 102            AAA             4,199,760

      12,750,000     East Baton Rouge Mortgage Finance Authority, Single Family
                     Mortgage Revenue Bonds (GNMA and FNMA Mortgage Backed
                     Securities Program), Series 1994C, 6.350%, 10/01/28
                     (Alternative Minimum Tax)                                     10/05 at 102           Aaa            13,533,615

       4,980,000     New Orleans Home Mortgage Authority, Single Family Mortgage
                     Revenue Bonds, Series 1995A, 6.300%, 6/01/28
                     (Alternative Minimum Tax)                                     6/05 at 102            Aaa             5,390,701

       4,510,000     Orleans Levee District (A Political Subdivision of the State
                     of Louisiana), Public Improvement Bonds, Series 1986,
                     5.950%, 11/01/15                                              12/05 at 103           AAA             4,971,012
------------------------------------------------------------------------------------------------------------------------------------
                     Maine - 1.0%

       1,250,000     Maine State Housing Authority, Mortgage Purchase Bonds,
                     1995 Series B-2, 6.300%, 11/15/26 (Alternative Minimum Tax)   11/05 at 102           AA              1,332,375

       7,925,000     Maine State Housing Authority, Mortgage Purchase Bonds,
                     1990 Series A-4, 6.400%, 11/15/24 (Alternative Minimum Tax)   8/02 at 102            Aa2             8,308,412
------------------------------------------------------------------------------------------------------------------------------------
                     Maryland - 0.3%

       2,560,000     Community Development Administration, Department of Housing
                     and Community Development, State of Maryland, Multi-Family
                     Housing Revenue Bonds (Insured Mortgage Loans),
                     1993 Series C, 6.625%, 5/15/23                                5/03 at 102            Aa2             2,749,594
------------------------------------------------------------------------------------------------------------------------------------
                     Massachusetts - 1.1%

       3,080,000     Massachusetts Industrial Finance Agency, Revenue Bonds
                     (College of the Holy Cross-1996 Issue), 5.625%, 3/01/26       3/06 at 102            AAA             3,277,520

       6,900,000     Massachusetts Water Resources Authority, General Revenue
                     Bonds, 1993 Series C, 5.250%, 12/01/20                        12/04 at 102           AAA             7,010,952
------------------------------------------------------------------------------------------------------------------------------------
                     Michigan - 1.5%

       8,000,000     Michigan State Hospital Finance Authority, Hospital Revenue
                     Refunding Bonds (Oakwood Hospital Obligated Group),
                     Series 1993A, 5.625%, 11/01/18                                11/03 at 102           AAA             8,386,160

       5,470,000     Michigan State Housing Development Authority, Rental Housing
                     Revenue Bonds, 1992 Series A, 6.650%, 4/01/23                 10/02 at 102           AA-             5,883,587
------------------------------------------------------------------------------------------------------------------------------------
                     Minnesota - 2.4%

       3,560,000     Housing and Redevelopment Authority of the City of Saint
                     Paul, Minnesota and the City of Minneapolis, Minnesota Health
                     Care Facility, Revenue Bonds, Series 1992 (Group Health Plan,
                     Inc. Project), 6.900%, 10/15/22                               12/02 at 102           A-              3,897,737

       3,460,000     Minnesota Housing Finance Agency, Rental Housing Bonds,
                     1995 Series D, 5.950%, 2/01/18                                2/05 at 102            AAA             3,660,542


       5,090,000     Minnesota Housing Finance Agency, Single Family Mortgage
                     Bonds, 1996 Series G, 6.250%, 7/01/26
                     (Alternative Minimum Tax)                                     1/06 at 102            AA              5,414,335

       2,000,000     Southern Minnesota Municipal Power Agency, Power Supply
                     System Revenue Bonds, Series 1992B, 5.750%, 1/01/11           1/03 at 102            Aaa             2,130,400

       2,350,000     Washington County Housing and Redevelopment Authority,
                     Pooled Housing and Redevelopment Limited Annual Appropriation
                     Tax and Revenue Bonds (Pooled Refunding Project), Series 1992,
                     7.200%, 1/01/22                                               1/03 at 10             BBB             2,492,716

       5,170,000     Washington County Housing and Redevelopment Authority, Lease
                     Revenue Bonds (South Washington County Schools Project),
                     Series 1992, 7.400%, 12/01/14 (Pre-refunded to 12/01/02)      12/02 at 100           A3***           5,875,808

       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                     Mississippi - 0.5%

     $ 4,000,000     Mississippi Hospital Equipment and Facilities Authority,
                     Revenue Bonds, Series 1992A (Wesley Health Systems),
                     6.050%, 4/01/12 (Pre-refunded to 10/01/02)                    10/02 at 102           AAA           $ 4,409,200
------------------------------------------------------------------------------------------------------------------------------------
                     Missouri - 2.8%

       9,000,000     Missouri State Health and Educational Facilities Authority,
                     Revenue Bonds (SSM Health Care), Series 1998A,
                     5.000%, 6/01/22                                               6/08 at 101            AAA             8,846,640

       5,500,000     The Industrial Development Authority of the City of
                     St. Louis, Missouri, Industrial Revenue Refunding Bonds
                     (Kiel Center Multipurpose Arena Project), Series 1992,
                     7.625%, 12/01/09 (Alternative Minimum Tax)                    12/02 at 102           N/R             5,984,935

      11,000,000     St. Louis Municipal Finance Corporation, Leasehold Revenue
                     Refunding Bonds, 6.000%, 7/15/13                              7/03 at 102            A1             11,809,820
------------------------------------------------------------------------------------------------------------------------------------
                     Nevada - 0.5%

       4,000,000     Clark County, Nevada, Industrial Development Revenue Bonds
                     (Nevada Power Company Project), Series 1992A,
                     6.700%, 6/01/22 (Alternative MinimumTax)                      6/02 at 102            AAA             4,386,480
------------------------------------------------------------------------------------------------------------------------------------
                     New Hampshire - 0.6%

       5,215,000     New Hampshire Higher Educational and Health Facilities
                     Authority, Hospital Revenue Bonds, Catholic Medical Center
                     Issue, Series 1989, 8.000%, 7/01/04                           7/99 at 102            A               5,442,739
------------------------------------------------------------------------------------------------------------------------------------
                     New Jersey - 2.7%

       4,500,000     New Jersey Economic Development Authority, Insured Revenue
                     Bonds (Educational Testing Service Issue), Series 1995A,
                     6.000%, 5/15/25                                               5/05 at 102            AAA             5,062,095

       8,720,000     New Jersey Housing and Mortgage Finance Agency, Multi-Family
                     Housing Revenue Bonds, 1997 Series A, 5.650%, 5/01/40
                     (Alternative Minimum Tax)                                     11/07 at 101           AAA             9,045,605

       4,145,000     New Jersey Housing and Mortgage Finance Agency, Housing
                     Revenue Refunding Bonds, 1992 Series One, 6.700%, 11/1/28     11/02 at 102           A+              4,468,932

       1,000,000     Toms River Board of Education, General Obligation Bonds,
                     Series 1997, 5.750%, 7/15/21                                  7/07 at 100            AAA             1,075,290

       6,000,000     The Union County Utilities Authority (New Jersey), Solid
                     Waste Bonds, County Deficiency Agreement, Series 1998A,
                     5.350%, 6/01/23 (Alternative Minimum Tax)                     6/08 at 101            AAA             6,100,800
------------------------------------------------------------------------------------------------------------------------------------
                     New Mexico - 0.4%

       3,990,000     New Mexico Mortgage Finance Authority, Single Family Mortgage
                     Program Bonds, 1995 Series E, 6.300%, 7/01/17
                     (Alternative Minimum Tax)                                     7/05 at 102            AAA             4,261,240
------------------------------------------------------------------------------------------------------------------------------------
                     New York - 15.0%

      10,750,000     The City of New York, General Obligation Bonds, Fiscal 1995
                     Series D, 6.600%, 2/01/03                                     No Opt. Call           A-             11,834,460

       7,695,000     The City of New York, General Obligation Bonds, Fiscal 1995
                     Series E, 6.600%, 8/01/03                                     No Opt. Call           A-              8,554,685

      17,365,000     The City of New York, General Obligation Bonds, Fiscal 1996
                     Series F, 7.000%, 2/01/06                                     No Opt. Call           A-             20,264,087

      11,130,000     The City of New York, General Obligation Bonds, Fiscal 1996
                     Series I, 5.875%, 3/15/18                                     3/06 at 101 1/2        A-             11,936,035

       9,000,000     The City of New York, General Obligation Bonds, Fiscal 1996
                     Series J (Subseries J-1), 5.875%, 2/15/19                     2/06 at 101 1/2        A-              9,646,740

       8,000,000     The City of New York, General Obligation Bonds, Fiscal 1997
                     Series E, 5.875%, 8/01/24                                     8/06 at 101 1/2        A-              8,582,560

                     The City of New York, General Obligation Bonds, Fiscal 1993
                     Series A:
       2,625,000     6.375%, 8/01/08 (Pre-refunded to 8/01/02)                     8/02 at 101 1/2        Aaa             2,905,298
       7,375,000     6.375%, 8/01/08                                               8/02 at 101 1/2        A-              8,076,731
         660,000     6.500%, 8/01/11 (Pre-refunded to 8/01/02)                     8/02 at 101 1/2        Aaa               733,346
       1,340,000     6.500%, 8/01/11                                               8/02 at 101 1/2        A-              1,471,655

                     The City of New York, General Obligation Bonds, Fiscal 1997
                     Series I:
       5,675,000     6.250%, 4/15/27 (Pre-refunded to 4/15/07)                     4/07 at 101            A-***           6,590,888
       6,345,000     6.250%, 4/15/27                                               4/07 at 101            A-              6,976,645

       1,370,000     New York City (New York), Municipal Water Finance Authority,
                     Water and Sewer System Revenue Bonds, Fiscal 1997 Series B,
                     5.500%, 6/15/27                                               6/07 at 101            AAA             1,448,022

       3,150,000     New York City, New York, Municipal Water Finance Authority,
                     Water and Sewer System Revenue Bonds, Fiscal 1996 Series A,
                     5.875%, 6/15/25                                               6/05 at 101            AAA             3,420,333


       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                     New York (continued)

     $ 4,000,000     The Trust for Cultural Resources of the City of New York,
                     Revenue Bonds, Series 1997A (American Museum of Natural
                     History), 5.650%, 4/01/27                                     4/07 at 101            AAA           $ 4,269,880

       2,500,000     Dormitory Authority of the State of New York, City University
                     System Consolidated Revenue Bonds, 1996 Series 2,
                     6.000%, 7/01/20                                               7/06 at 102            BBB+            2,696,600

      16,200,000     New York State Energy Research and Development Authority,
                     Facilities Revenue Bonds, Series 1992B (Consolidated Edison
                     Company of New York, Inc. Project), 6.375%, 12/01/27
                     (Alternative Minimum Tax)                                     12/01 at 101           AAA            17,393,130

       3,500,000     New York State Medical Care Facilities Finance Agency,
                     Mental Health Services Facilities Improvement Revenue Bonds,
                     1994 Series A, 5.250%, 8/15/23                                2/04 at 102            AAA             3,557,995

       7,635,000     New York State Medical Care Facilities Finance Agency, Mercy
                     Medical Center Project Revenue Bonds, 1995 Series A,
                     5.875%, 11/01/15                                              5/05 at 102            AA-             8,198,768

       2,500,000     New York State Urban Development Corporation, Correctional
                     Facilities Revenue Bonds, 1993A Refunding Series,
                     5.250%, 1/01/21                                               1/04 at 102            AAA             2,540,850

       2,465,000     Empire Development Corporation, New York State Urban
                     Development Corporation, Correctional Capital Facilities
                     Revenue Bonds, Series 6, 5.375%, 1/01/25                      1/06 at 102            AAA             2,545,877
------------------------------------------------------------------------------------------------------------------------------------
                     North Carolina - 0.8%

       5,185,000     City of Durham, Urban Redevelopment Mortgage Revenue Bonds
                     (Durham Hosiery Mill Project) (FHA Insured), Series 1987,
                     7.500%, 8/01/29 (Alternative Minimum Tax)                     8/07 at 105            AAA             5,820,370

       1,945,000     North Carolina Housing Finance Agency, Single Family Revenue
                     Bonds, Series JJ (1985 Resolution), 6.450%, 9/01/27
                     (Alternative Minimum Tax)                                     3/06 at 102            AA              2,095,951
------------------------------------------------------------------------------------------------------------------------------------
                     North Dakota - 0.4%

       4,150,000     Mercer County, North Dakota, Pollution Control Revenue Bonds
                     (Basin Electric Power Cooperative-Antelope Valley Station),
                     1984 Series B, 7.000%, 1/01/19                                1/99 at 103            A               4,290,602
------------------------------------------------------------------------------------------------------------------------------------
                     Ohio - 1.5%

       2,000,000     Ohio Housing Finance Agency, Multifamily Housing Mortgage
                     Revenue Bonds, Series 1998B-1 (FHA Insured Mortgage Loan-
                     Courtyards of Kettering Project), 5.550%, 1/01/40
                     (Alternative Minimum Tax)                                     1/08 at 102            Aa2             2,036,520

       5,250,000     State of Ohio, Ohio Air Quality Development Authority, Air
                     Quality Development Revenue Bonds (JMG Funding, Limited
                     Partnership Project), Series 1997, 5.625%, 1/01/23
                     (Alternative Minimum Tax)                                     4/07 at 102            AAA             5,485,515

       6,750,000     State of Ohio, Ohio Water Development Authority, Solid Waste
                     Disposal Revenue Bonds (Bay Shore Power Project), Tax Exempt
                     Series 1998A, 5.875%, 9/01/20 (Alternative Minimum Tax)       9/08 at 102            N/R             6,826,883
------------------------------------------------------------------------------------------------------------------------------------
                     Oklahoma - 0.5%

       1,000,000     Tulsa County Industrial Authority (Tulsa, Oklahoma),
                     Recreational Facilities Revenue Bonds, Refunding Series 1992,
                     6.600%, 9/01/08                                               9/02 at 102            A-              1,098,090

       2,990,000     Tulsa County Public Facilities Authority (Tulsa, Oklahoma),
                     Recreational Facility Refunding Revenue Bonds, Series 1992,
                     6.600%, 11/01/08                                              11/02 at 102           A-              3,292,379
------------------------------------------------------------------------------------------------------------------------------------
                     Oregon - 2.8%

      13,350,000     State of Oregon, General Obligation, Elderly and Disabled
                     Housing Bonds, 1992 Series B, 6.375%, 8/01/24                 8/02 at 102            AA             14,597,825

       6,160,000     State of Oregon, General Obligation, Veterans Welfare Bonds,
                     Series 75, 6.000%, 4/01/27                                    10/05 at 102           AA              6,516,849

       1,750,000     State of Oregon, Housing and Community Services Department,
                     Mortgage Revenue Bonds (Single-Family Mortgage Program),
                     1997 Series H, 5.650%, 7/01/28 (Alternative Minimum Tax)      7/07 at 101 1          Aa2             1,810,830

       3,380,000     City of Portland, Oregon, Limited Tax Improvement Bonds,
                     1996 Series A, 5.550%, 6/01/16                                6/06 at 100            Aa              3,581,076
------------------------------------------------------------------------------------------------------------------------------------
                     Pennsylvania - 0.1%

       1,000,000     Delaware Valley Regional Finance Authority, Local Government
                     Revenue Bonds, Series 1997B, 5.700%, 7/01/27                  No Opt. Call           AAA             1,119,940
------------------------------------------------------------------------------------------------------------------------------------
                     Puerto Rico - 0.1%

       1,375,000     Puerto Rico Electric Power Authority, Power Revenue Bonds,
                     Series X, 5.500%, 7/1/25                                      7/05 at 100            BBB+            1,417,804

       Principal                                                                   Optional Call                              Market
          Amount     Description                                                   Provisions*            Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                     South Carolina - 0.2%

    $  2,135,000     School District No. 4 of Lexington County, South Carolina,
                     Certificates of Participation, Series 1994, 7.000%, 7/1/12    7/04 at 102            Baa           $ 2,379,543
------------------------------------------------------------------------------------------------------------------------------------
                     South Dakota - 1.2%

      10,370,000     South Dakota Building Authority, Revenue Bonds, Series 1992,
                     6.700%, 9/01/17                                               No Opt.Call            AAA            11,963,869
------------------------------------------------------------------------------------------------------------------------------------
                     Texas - 2.4%

       1,415,000     Baytown Housing Finance Corporation, Single Family Mortgage
                     Revenue Refunding Bonds, Series 1992-A, 8.500%, 9/1/11        9/02 at 103            A1              1,591,267

       1,435,000     Hidalgo County Housing Finance Corporation (Texas), Single
                     Family Mortgage Revenue Bonds (GNMA and FNMA Collateralized),
                     Series 1994A, 7.000%, 10/01/27 (Alternative Minimum Tax)      4/04 at 102            Aaa             1,536,455

       1,385,000     Houston Independent School District Public Facility
                     Corporation (Harris County, Texas), Lease Revenue Bonds
                     (Cesar E. Chavez High School), Series 1998A,
                     0.000%, 9/15/13                                               No Opt. Call           AAA               677,030

       6,630,000     Houston Independent School District Public Facility
                     Corporation (Harris County, Texas), Lease Revenue Bonds
                     (West Side High School), Series 1998B, 0.000%, 9/15/13        No Opt. Call           AAA             3,240,943

       1,000,000     Humble Independent School District (Harris County, Texas),
                     Unlimited Tax Schoolhouse Bonds, Series II 1997,
                     3.500%, 2/15/18                                               2/10 at 100            AAA               821,609

       1,985,000     Lufkin Health Facilities Development Corporation (Texas),
                     Health System Revenue and Refunding Bonds (Memorial Health
                     System of East Texas), Series 1995, 6.875%, 2/15/26           2/06 at 102            BBB             2,197,672

       2,390,000     Port Arthur Housing Finance Corporation, Single Family
                     Mortgage Revenue Refunding Bonds, Series 1992,
                     8.700%, 3/01/12                                               9/02 at 103            A               2,628,880

       9,465,000     State of Texas, Veterans Housing Assistance Bonds,
                     Series 1993, General Obligation Bonds, 6.800%, 12/01/23
                     (Alternative Minimum Tax)                                     12/03 at 102           AA             10,226,458
------------------------------------------------------------------------------------------------------------------------------------
                     Utah - 1.6%

       6,000,000     Redevelopment Agency of Salt Lake County, Utah, Central
                     Business District Neighborhood Redevelopment, Junior Lien
                     Tax Increment Bonds, Series 1992A, 5.800%, 3/01/15            3/02 at 102            A               6,286,259

       2,735,000     Utah Housing Finance Agency, Single Family Mortgage Bonds,
                     1994 Issue B (Federally Insured or Guaranteed Mortgage Loans),
                     6.450%, 7/01/14                                               7/04 at 102            Aaa             2,922,155

       1,245,000     Utah Housing Finance Agency, Single Family Mortgage Bonds,
                     1997 Series E2 Class I, 5.875%, 1/01/19
                     (Alternative Minimum Tax)                                     7/07 at 101 1/2        AAA             1,314,097

       1,560,000     Utah Housing Finance Agency, Single Family Mortgage Bonds,
                     1997 Series C, 5.600%, 7/01/18 (Alternative Minimum Tax)      1/09 at 101 1/2        AAA             1,595,832

       3,000,000     Municipal Building Authority of Weber County, Utah, Lease
                     Revenue Bonds, Series 1994, 7.500%, 12/15/19
                     (Pre-refunded to 12/15/04)                                    12/04 at 102           AAA             3,627,809
------------------------------------------------------------------------------------------------------------------------------------
                     Vermont - 0.7%

       6,620,000     Vermont Housing Finance Agency, Single Family Housing Bonds,
                     Series 4, 6.400%, 11/1/25                                     5/02 at 102            A+              6,976,354
------------------------------------------------------------------------------------------------------------------------------------
                     West Virginia - 0.8%

       7,000,000     The County Commission of Harrison County, West Virginia,
                     Solid Waste Disposal Revenue Bonds (The Potomac Edison
                     Company Harrison Station Project), Series B, 6.250%, 5/01/23
                     (Alternative Minimum Tax)                                     5/03 at 102            AAA             7,631,329
------------------------------------------------------------------------------------------------------------------------------------
                     Wisconsin - 2.1%

      15,075,000     Wisconsin Housing and Economic Development Authority, Home
                     Ownership Revenue Bonds, 1995 Series B, 7.100%, 9/01/15
                     (Alternative Minimum Tax)                                     1/05 at 102            AA             16,289,441

       3,215,000     Wisconsin Health and Educational Facilities Authority,
                     Revenue Bonds, Series 1997 (Marshfield Clinic Project),
                     5.625%, 2/15/17                                               2/07 at 102            AAA             3,410,728
------------------------------------------------------------------------------------------------------------------------------------
$    920,581,000     Total Investments - (cost $857,604,906) - 98.5%                                                    945,367,447
================     ---------------------------------------------------------------------------------------------------------------

       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                     Temporary Investments in Short-Term Municipal Securities - 0.1%

       $ 800,000     County of Cuyahoga, Ohio, Hospital Revenue Bonds (Cleveland
================     Clinic Foundation), Series 1997D, Variable Rate Demand Bonds,
                     3.700%, 1/01/26+                                                                     VMGI-1          $ 800,000
                     ---------------------------------------------------------------------------------------------------------------
                     Other Assets Less Liabilities - 1.4%                                                                13,672,448
                     ---------------------------------------------------------------------------------------------------------------
                     Net Assets - 100%                                                                                $ 959,839,895
                     ===============================================================================================================

                   * Optional Call Provisions (not covered by the report of independent auditors):
                     Dates (month and year) and prices of the earliest optional call or redemption.
                     There may be other call provisions at varying prices at later dates.
                  ** Ratings (not covered by the report of independent auditors):
                     Using the higher of Standard & Poor's or Moody's rating.
                 *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
                   + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.
                 N/R Investment is not rated.

                See accompanying notes to financial statements.


                            Portfolio of Investments
                            Nuveen Premium Income Municipal Fund 4, Inc. (NPT)
                            October 31, 1998


       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                     Alabama -  4.6%

    $  8,000,000     Alabama Higher Education Loan Corporation, Student Loan
                     Revenue Refunding Bonds, Series 1994-D, 5.850%, 9/01/04
                     (Alternative Minimum Tax)                                     No Opt. Call           AAA            $ 8,610,400

      20,745,000     Alabama Special Care Facilities Financing Authority of
                     Birmingham, Hospital Revenue Bonds (Daughters of Charity
                     National Health System - Providence Hospital and St.
                     Vincents Hospital), Series 1995, 5.000%, 11/01/25             11/05 at 101           AA+            20,249,402

       2,000,000     The Governmental Utility Services Corporation of the City of
                     Bessemer (Alabama), Water Supply Revenue Bonds, Series 1998,
                     5.250%, 6/01/32                                               6/08 at 102            AAA             2,033,800

      11,000,000     The DCH Health Care Authority, Health Care Facilities Revenue
                     Bonds, Series 1993-B, 5.750%, 6/01/23                         12/02 at 102           A+             11,600,050
------------------------------------------------------------------------------------------------------------------------------------
                     Arkansas - 0.2%

         565,000     Arkansas Development Finance Authority, Single Family
                     Mortgage Revenue Refunding Bonds, 1991 Series A
                     (FHA Insured or VA Guaranteed Mortgage Loans),
                     8.000%, 8/15/11                                               8/01 at 103            AA                600,770

         445,463     City of Jacksonville, Arkansas, Residential Housing
                     Facilities Board, Single Family Mortgage Revenue Refunding
                     Bonds, Series 1993A, 7.900%, 1/01/11                          7/03 at 103            Aaa               487,973

         752,362     Residential Housing Facilities Board of Lonoke County,
                     Arkansas, Single Family Mortgage Revenue Refunding Bonds,
                     Series 1993A, 7.900%, 4/01/11                                 4/05 at 103            Aaa               827,471
------------------------------------------------------------------------------------------------------------------------------------
                     California - 3.6%

       5,000,000     California Health Facilities Financing Authority, Kaiser
                     Permanente Revenue Bonds, 1990 Series A, 6.500%, 12/01/20     12/00 at 102           A               5,337,250

       4,780,000     Foothill/Eastern Transportation Corridor Agency (California),
                     Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/14        No Opt. Call           Baa             2,190,722

                     Community Redevelopment Financing Authority of the Community
                     Redevelopment Agency of the City of Los Angeles, California,
                     Grand Central Square Multifamily Housing Bonds, 1993 Series A:
         500,000     5.750%, 12/01/13 (Alternative Minimum Tax)                    6/03 at 102            BB                503,780
       3,900,000     5.900%, 12/01/26 (Alternative Minimum Tax)                    12/98 at 100           A               3,901,794

       4,500,000     Los Angeles County Transportation Commission (California),
                     Proposition C Sales Tax Revenue Bonds, Second Senior Bonds,
                     Series 1992-A , 6.750%, 7/01/19 (Pre-refunded to 7/01/02)     7/02 at 102            Aaa             5,079,330

       1,715,000     Housing Authority of the County of Merced (California),
                     Multifamily Housing Refunding Revenue Bonds, Series 1993A
                     (Belmont Park Apartments Project), 5.875%, 1/01/19            1/04 at 102            Aaa             1,779,244

       2,500,000     Transmission Agency of Northern California, California-Oregon
                     Transmission Project Revenue Bonds, 1992 Series A,
                     6.500%, 5/01/16                                               5/02 at 102            AAA             2,750,675

       5,000,000     Airports Commission, City and County of San Francisco,
                     California, San Francisco International Airport, Second Series
                     Revenue Bonds, Issue 8, 6.300%, 5/01/25
                     (Alternative Minimum Tax)                                     5/04 at 101            AAA             5,479,950

       3,545,000     Redevelopment Agency of the City of San Leandro, Plaza 1
                     and Plaza 2 Redevelopment Projects, 1993 Tax Allocation Bonds,
                     Series A, 6.125%, 6/01/23                                     6/03 at 102            A-              3,771,277

       1,945,000     South Gate Public Financing Authority (Los Angeles County,
                     California), Water Revenue Refunding Bonds, 1996 Series A,
                     6.000%, 10/01/12                                              No Opt. Call           AAA             2,276,272
------------------------------------------------------------------------------------------------------------------------------------
                     Colorado - 3.2%

                     City and County of Denver, Colorado, Airport System Revenue
                     Bonds, Series 1992C:
       1,100,000     6.750%, 11/15/22 (Pre-refunded to 11/15/02)
                     (Alternative Minimum Tax)                                     11/02 at 102           Aaa             1,242,846
       4,140,000     6.750%, 11/15/22 (Alternative Minimum Tax)                    11/02 at 102           Baa1            4,532,886

                     City and County of Denver, Colorado, Airport System Revenue
                     Bonds, Series 1990A:
         405,000     8.500%, 11/15/23 (Pre-refunded to 11/15/00)
                     (Alternative Minimum Tax)                                     11/00 at 102           Aaa               452,276
       3,695,000     8.500%, 11/15/23 (Alternative Minimum Tax)                    11/00 at 102           Baa1            4,062,505
         115,000     8.000%, 11/15/25 (Pre-refunded to 11/15/00)                   11/00 at 102           Aaa               127,300
       1,190,000     8.000%, 11/15/25 (Alternative Minimum Tax)                    11/00 at 102           Baa1            1,294,399

       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                     Colorado (continued)

                     City and County of Denver, Colorado, Airport System Revenue
                     Bonds, Series 1991A:
       $ 315,000     8.750%, 11/15/23 (Pre-refunded to 11/15/01)
                     (Alternative Minimum Tax)                                     11/01 at 102           Aaa           $   366,389
         885,000     8.750%, 11/15/23 (Alternative Minimum Tax)                    11/01 at 102           Baa1            1,009,095

                     City and County of Denver, Colorado, Airport System Revenue
                     Bonds, Series 1991D:
       6,000,000     7.500%, 11/15/02 (Alternative Minimum Tax)                    11/01 at 102           Baa1            6,650,880
       3,040,000     7.750%, 11/15/13 (Alternative Minimum Tax)                    No Opt. Call           Baa1            3,889,376
         865,000     7.750%, 11/15/21 (Pre-refunded to 11/15/01)
                     (Alternative Minimum Tax)                                     11/01 at 102           Aaa               981,438
       3,280,000     7.750%, 11/15/21 (Alternative Minimum Tax)                    11/01 at 102           Baa1            3,646,507
         210,000     7.000%, 11/15/25 (Pre-refunded to 11/15/01)                   11/01 at 100           Aaa               230,076
         790,000     7.000%, 11/15/25 (Alternative Minimum Tax)                    11/01 at 100           Baa1              847,741
------------------------------------------------------------------------------------------------------------------------------------
                     Connecticut - 1.4%

       6,500,000     State of Connecticut Health and Educational Facilities
                     Authority, Revenue Bonds, Yale-New Haven Hospital Issue,
                     Series F, 7.100%, 7/01/25 (Pre-refunded to 7/01/00)           7/00 at 102            AAA             7,010,120

       3,000,000     Connecticut Housing Finance Authority, Housing Mortgage
                     Finance Program Bonds, 1996 Series C-2, 6.250%, 11/15/18      5/06 at 102            AA              3,236,850

       2,400,000     Connecticut Development Authority, Water Facilities Revenue
                     Refunding Bonds (The Connecticut Water Company Project-1993
                     Series), 6.650%, 12/15/20                                     12/03 at 102           AAA             2,720,952
------------------------------------------------------------------------------------------------------------------------------------
                     District of Columbia - 5.1%

       5,000,000     District of Columbia, (Washington, D.C.), General Obligation
                     Bonds, 6.000%, 6/01/09                                        6/03 at 102            AAA             5,480,750

       6,000,000     District of Columbia (Washington, D.C.), General Obligation
                     Refunding Bonds, Series 1993 B, 5.500%, 6/01/10               No Opt. Call           AAA             6,522,720

       3,240,000     District of Columbia, Hospital Revenue Refunding Bonds
                     (Medlantic Healthcare Group, Inc. Issue), Series 1992B,
                     6.750%, 8/15/07                                               8/02 at 102            A3              3,495,247

       4,250,000     District of Columbia, Hospital Revenue Refunding Bonds
                     (Medlantic Healthcare Group, Inc. Issue), Series 1993A,
                     5.750%, 8/15/14                                               8/06 at 102            AAA             4,610,273

       3,890,000     District of Columbia (Washington, D.C.), General Obligation
                     Bonds, Series 1993-A3, 5.500%, 6/01/06                        No Opt. Call           AAA             4,223,341

       9,500,000     District of Columbia (Washington, D.C.), General Obligation
                     Refunding Bonds, Series 1993A, 6.000%, 6/01/07                No Opt. Call           AAA            10,675,051

       5,000,000     District of Columbia Housing Finance Agency, Collateralized
                     Single Family Mortgage Revenue Bonds, Series 1988F-1,
                     5.850%, 12/01/14 (Alternative Minimum Tax)                    12/04 at 103           AAA             5,171,600

       2,000,000     District of Columbia, Revenue Bonds (The American College
                     of Obstetricians and Gynecologists Issue), Series 1991,
                     6.500%, 8/15/18                                               8/01 at 102            AAA             2,173,440

       4,500,000     District of Columbia, University Revenue Refunding Bonds
                     (The Howard University Issue), Series 1992A, 6.750%, 10/01/12
                     (Pre-refunded to 10/01/02)                                    10/02 at 102           AAA             5,068,980
------------------------------------------------------------------------------------------------------------------------------------
                     Florida - 0.9%

       8,000,000     City of Sunrise, Florida, Utility System Revenue Refunding
                     Bonds, Series 1998, 5.000%, 10/01/28                          10/18 at 100           AAA             8,085,440
------------------------------------------------------------------------------------------------------------------------------------
                     Georgia - 2.0%

       2,930,000     Development Authority of Burke County, Georgia, Pollution
                     Control Revenue Bonds (Oglethorpe Power Corporation Vogtle
                     Project), Series 1992, 7.500%, 1/01/03                        No Opt. Call           AAA             3,166,568

       2,880,000     Municipal Electric Authority of Georgia, General Power
                     Revenue Bonds, 1992B Series, 8.250%, 1/01/11                  No Opt. Call           A               3,807,965

       4,185,000     Municipal Electric Authority of Georgia, General Power
                     Revenue Bonds, Series EE, 7.250%, 1/01/24                     No Opt. Call           AAA             5,572,244

       5,500,000     Municipal Electric Authority of Georgia, General Power
                     Revenue Bonds, 1993B Series, 5.700%, 1/01/19                  No Opt. Call           AAA             6,025,800
------------------------------------------------------------------------------------------------------------------------------------
                     Hawaii - 0.7%

       1,500,000     State of Hawaii, Airports System Revenue Bonds, Series of
                     1990 (Payable Solely from the Receipts of the Aviation Fuel
                     Tax and the Revenues of the State of Hawaii Airports System),
                     7.300%, 7/01/20 (Alternative Minimum Tax)                     7/00 at 102            AAA             1,609,545

       5,000,000     Honolulu, Hawaii, City and County Refunding and Improvement
                     Bonds, Series 1993B, 5.000%, 10/01/13                         No Opt. Call           AA              5,178,400

       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                     Illinois - 12.7%

    $  4,000,000     Board of Education of the City of Chicago, General Obligation
                     Lease Certificates, 1992 Series A, 6.250%, 1/01/15            No Opt. Call           AAA          $  4,669,080

       5,000,000     City of Chicago, Illinois, Sales Tax Revenue Bonds,
                     Series 1998, 5.250%, 1/01/28                                  7/08 at 102            AAA             5,076,000

                     Cook County School District 99 (Cicero), General Obligation
                     School Bonds, Series 1997:
       1,345,000     8.500%, 12/01/12                                              No Opt. Call           Aaa             1,882,597
       1,455,000     8.500%, 12/01/13                                              No Opt. Call           Aaa             2,051,521
       1,685,000     8.500%, 12/01/15                                              No Opt. Call           Aaa             2,401,209

       3,140,000     Illinois Development Finance Authority, Child Care Facility
                     Revenue Bonds, Series 1992 (Illinois Facilities Fund Project),
                     7.400%, 9/01/04                                               9/02 at 102            N/R             3,356,629

       2,240,000     Illinois Educational Facilities Authority, Revenue Bonds,
                     Chicago College of Osteopathic Medicine, Series A,
                     8.750%, 7/01/05                                               No Opt. Call           AAA             2,659,933

        10,360,000   Illinois Educational Facilities Authority, Revenue
                     Refunding Bonds, Loyola University of Chicago, Series 1991-A,
                     7.125%, 7/01/21 (Pre-refunded to 7/01/01)                     7/01 at 102            A1***          11,452,358

       3,000,000     Illinois Health Facilities Authority, Revenue Refunding Bonds,
                     Series 1993 (Illinois Masonic Medical Center),
                     5.500%, 10/01/19                                              10/03 at 102           A-              3,077,010

       2,000,000     Illinois Health Facilities Authority, Revenue Bonds, Series
                     1992 (Trinity Medical Center), 7.000%, 7/01/12                7/02 at 102            BBB             2,165,080

                     Illinois Health Facilities Authority, Revenue Refunding
                     Bonds, Series 1993C (Lutheran General Healthsystem):
       5,705,000     7.000%, 4/01/08                                               No Opt. Call           A+              6,788,037
       4,075,000     7.000%, 4/01/14                                               No Opt. Call           A+              5,040,612

       8,190,000     Illinois Housing Development Authority, Multi-Family
                     Program Bonds, Series 5, 6.650%, 9/01/14                      9/04 at 102            A+              8,897,534

       3,410,000     Illinois Housing Development Authority, Section 8 Elderly
                     Housing Revenue Bonds (Skyline Tower Apartments),
                     Series 1992B, 6.875%, 11/01/17                                11/02 at 102           A               3,607,337

       3,400,000     Illinois Housing Development Authority, Section 8 Elderly
                     Housing Revenue Bonds (Morningside North Development),
                     Series 1992D, 6.600%, 1/01/07 (Pre-refunded to 1/01/03)       1/03 at 102            A***            3,801,472

       5,000,000     Illinois Health Facilities Authority, Revenue Bonds,
                     Series 1990 (Riverside Senior Living Center Project),
                     7.500%, 11/01/20 (Pre-refunded to 11/01/00)                   11/00 at 102           A3***           5,471,950

      11,690,000     Illinois Health Facilities Authority, Refunding Revenue
                     Bonds, Series 1990-B (Hinsdale Hospital), 9.000%, 11/15/15    11/00 at 102           AAA            13,175,448

       2,025,000     Long Creek Township, Macon County, Illinois, Waterworks
                     Refunding Revenue Bonds, Series 1993, 7.250%, 5/01/23         5/03 at 100            N/R             2,126,108

       3,050,000     Regional Transportation Authority, Cook, DuPage, Kane, Lake,
                     McHenry and Will Counties, Illinois, General Obligation Bonds,
                     Series 1990A, 7.200%, 11/01/20                                No Opt. Call           AAA             3,980,769

      14,375,000     Village of Wheeling, Illinois, Multifamily Housing Revenue
                     Bonds, Series 1993A (FHA Insured Mortgage Loan-Arlington
                     Club Project), 6.400%, 2/01/40                                2/03 at 100            AAA            14,952,013

       4,685,000     Town of Wood River, Wood River Township Hospital, Madison
                     County, Illinois, General Obligation Bonds (Alternate
                     Revenue Source), Series 1993, 6.625%, 2/01/14                 2/04 at 102            BBB             5,144,692

       4,460,000     Town of Wood River, Wood River Township Hospital, Madison
                     County, Illinois, General Obligation Tort Immunity Bonds,
                     Series 1993, 6.500%, 2/01/14                                  2/04 at 102            BBB             4,858,992
------------------------------------------------------------------------------------------------------------------------------------
                     Indiana - 3.4%

       2,250,000     Indiana Bond Bank, Special Program Bonds, Series 1992B,
                     6.750%, 8/01/12                                               2/03 at 102            A+              2,511,180

       3,200,000     Indiana Health Facility Financing Authority, Hospital
                     Revenue Refunding Bonds, Series 1992 (The Methodist
                     Hospitals, Inc.), 6.750%, 9/15/09                             9/02 at 102            A               3,537,952

       2,100,000     City of Indianapolis, Indiana, Economic Development Revenue
                     Bonds, Series 1993A (The Meadows-Section 8 Assisted Project),
                     6.000%, 7/01/23 (Alternative Minimum Tax)                     7/03 at 103            N/R             2,115,183

       2,000,000     Hospital Authority of the City of Kokomo (Indiana), Hospital
                     Revenue Refunding Bonds, Series 1993 (Saint Joseph Hospital
                     and Health Center of Kokomo), 6.250%, 8/15/05                 No Opt. Call           N/R             2,208,020

       3,615,000     Mooresville Consolidated School Building Corporation, First
                     Mortgage Bonds, Series 1994A (Morgan County, Indiana),
                     6.200%, 7/15/15 (Pre-refunded to 1/15/04)                     1/04 at 101            A***            4,021,037

       5,900,000     Muncie School Building Corporation, First Mortgage Bonds,
                     Series 1992, 6.625%, 7/15/14 (Pre-refunded to 7/15/01)        7/01 at 102            N/R***          6,447,756



       Principal                                                                   Optional Call                             Market
          Amount     Description                                                   Provisions*            Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                     Indiana (continued)

    $  9,500,000     City of Petersburg, Indiana, Pollution Control Refunding
                     Revenue Bonds, Series 1993A (Indianapolis Power and Light
                     Company Project), 6.100%, 1/01/16                             1/03 at 102            Aa2         $  10,212,215
------------------------------------------------------------------------------------------------------------------------------------
                     Iowa - 0.6%

         780,000     City of Davenport, Iowa, Home Ownership Mortgage Revenue
                     Refunding Bonds, Series 1994, 7.900%, 3/01/10                 9/04 at 102            A1                838,399

       3,810,000     Iowa Finance Authority, Hospital Revenue Bonds (Trinity
                     Regional Hospital Project), Series 1993, 7.000%, 7/01/12
                     (Pre-refunded to 7/01/02)                                     7/02 at 102            N/R***          4,285,107
------------------------------------------------------------------------------------------------------------------------------------
                     Kansas - 0.3%

       1,475,000     Johnson County, Kansas, Single Family Mortgage Revenue
                     Refunding Bonds, Series 1994, 7.100%, 5/01/12                 5/04 at 103            A               1,614,889

       1,200,000     Labette County, Kansas, Single Family Mortgage Revenue
                     Refunding Bonds, 1993 Series A, 8.400%, 12/01/11              6/03 at 103            Aa2             1,292,352
------------------------------------------------------------------------------------------------------------------------------------
                     Kentucky - 0.8%

       7,000,000     Kentucky Housing Corporation, Housing Revenue Bonds,
                     1996 Series A, 6.375%, 7/01/28 (Alternative Minimum Tax)      7/06 at 102            AAA              7,519,120
------------------------------------------------------------------------------------------------------------------------------------
                     Louisiana - 1.2%

       3,415,000     Clover Dale Housing Corporation, 1995 Multifamily Mortgage
                     Revenue Refunding Bonds (Clover Dale Plaza-FHA Insured
                     Mortgage, Section 8 Assisted Project), Series A,
                     6.550%, 2/01/22                                               4/01 at 100            AA-             3,491,325

       6,555,000     Orleans Levee District (A Political Subdivision of the State
                     of Louisiana), Public Improvement Bonds, Series 1986,
                     5.950%, 11/01/14                                              12/05 at 102           AAA             7,280,049
------------------------------------------------------------------------------------------------------------------------------------
                     Maine - 0.9%

       8,000,000     Corporation, Subordinate Student Loan Revenue Bonds,
                     Series 1994-2, 6.250%, 11/01/06 (Alternative Minimum Tax)     No Opt. Call           A               8,413,280
------------------------------------------------------------------------------------------------------------------------------------
                     Maryland - 1.8%

       5,000,000     Community Development Administration, Maryland Department of
                     Housing and Community Development, Housing Revenue Bonds,
                     Series 1996A, 5.875%, 7/01/16                                 1/07 at 102            Aa2             5,336,850

       2,000,000     Maryland Health and Higher Educational Facilities Authority,
                     Project and Refunding Revenue Bonds, Doctors Community
                     Hospital Issue, Series 1993, 5.750%, 7/01/13                  7/03 at 102            Baa1            2,049,280

       1,790,000     Maryland Transportation Authority, Special Obligation
                     Revenue Bonds, Baltimore/Washington International Airport
                     Projects, Series 1994-A (Qualified Airport Bonds),
                     6.400%, 7/01/19 (Alternative Minimum Tax)                     7/04 at 102            AAA             1,908,194

       6,800,000     Housing Opportunities Commission of Montgomery County
                     (Montgomery County, Maryland), Multifamily Housing Revenue
                     Bonds, 1996 Series B, 6.400%, 7/01/28
                     (Alternative Minimum Tax)                                     7/06 at 102            Aa              7,317,004
------------------------------------------------------------------------------------------------------------------------------------
                     Massachusetts - 1.8%

       4,500,000     Massachusetts Health and Educational Facilities Authority,
                     Revenue Bonds, Series 1991-C (New England Deaconess Hospital),
                     7.200%, 4/01/22 (Pre-refunded to 4/01/01)                     4/01 at 102            AAA             4,953,105

       2,000,000     Massachusetts Health and Educational Facilities Authority,
                     Revenue Bonds, Faulkner Hospital Issue, Series C,
                     6.000%, 7/01/13                                               7/03 at 102            Baa1            2,089,040

       2,000,000     Massachusetts Housing Finance Agency, Housing Project Revenue
                     Bonds, 6.300%, 10/01/13                                       4/03 at 102            A+              2,126,640

       4,195,000     Massachusetts Health and Educational Facilities Authority,
                     Revenue Refunding Bonds, Youville Hospital Issue (FHA Insured
                     Project), Series B, 6.000%, 2/15/34                           2/04 at 102            Aa              4,381,132

       3,300,000     Massachusetts Industrial Finance Agency, Resource Recovery
                     Revenue Bonds, SEMASS Project,                                7/01 at 103            N/R             3,672,801
                     Series 1991B, 9.250%, 7/01/15 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                     Michigan - 5.6%

       5,000,000     City of Detroit, Michigan, Convention Facility Limited Tax
                     Revenue Refunding Bonds (Cobo Hall Expansion Project),
                     Series 1993, 5.250%, 9/30/12                                  9/03 at 102            AAA             5,219,050

      10,000,000     City of Detroit, Michigan, Sewage Disposal System Revenue
                     Bonds, Series 1997-A, 5.000%, 7/01/27                         7/07 at 101            AAA             9,871,800

      10,225,000     City of Detroit, Michigan, Water Supply System Revenue Bonds
                     (Senior Lien), Series 1997-A, 5.000%, 7/01/27                 7/07 at 101            AAA            10,078,680


   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------

                     Michigan (continued)

$     2,545,000      City of Hancock Hospital Finance Authority, FHA-Insured
                     Mortgage Hospital Revenue Bonds (Portage Health System, Inc.),
                     Series 1998, 4.625%, 8/01/18                                  8/08 at 100            AAA         $   2,509,166

      1,000,000      City of Kalamazoo Hospital Finance Authority, Hospital Revenue
                     Refunding and Improvement Bonds (Bronson Methodist Hospital),
                     Series 1996, 5.750%, 5/15/16                                  5/06 at 102            AAA             1,067,680

      2,000,000      Michigan State Hospital Finance Authority, Hospital Revenue
                     and Refunding Bonds (The Detroit Medical Center Obligated
                     Group), Series 1993B, 5.000%, 8/15/03                         No Opt. Call           A-              2,096,520

      3,200,000      Michigan State Hospital Finance Authority, Hospital Revenue
                     and Refunding Bonds, Series 1992 (Bon Secours Health System
                     Project), 6.100%, 8/15/22                                     8/02 at 102            AAA             3,373,664

      7,000,000      Michigan State Hospital Finance Authority, Hospital Revenue
                     Bonds (The Detroit Medical Center), Series 1998A,
                     5.250%, 8/15/23                                               8/08 at 101            A-              6,842,850

      3,750,000      Michigan Strategic Fund, Limited Obligation Refunding Revenue
                     Bonds (Consumers Power Company Project), Collateralized Series
                     1993B, 5.800%, 6/15/10                                        6/03 at 102            AAA             4,073,100

      6,000,000      County of Monroe, Michigan, Pollution Control Revenue Bonds
                     (The Detroit Edison Company Project), Series CC-1992, 6.550%,
                     9/01/24 (Alternative Minimum Tax)                             9/03 at 10             AAA             6,674,100


------------------------------------------------------------------------------------------------------------------------------------
                     Minnesota - 1.4%

      5,000,000      Minneapolis/St. Paul, Minnesota, Housing Finance Board, Single
                     Family Mortgage Revenue Bonds, FNMA/GNMA Backed Program,
                     Phase XI-AB, 5.800%, 11/01/30 (Alternative Minimum Tax)       11/07 at 10            AAA             5,168,500

      4,000,000      Minneapolis Community Development Agency, Limited Tax Supported
                     Development Revenue Bonds, Common Bond Fund, Series 1992G-3,
                     7.375%, 12/01/12                                              12/02 at 102           A-              4,458,760

      2,720,000      City of Minnetonka, Minnesota, Multifamily Housing Revenue
                     Refunding Bonds, Series 1994A (GNMA Collateralized Mortgage
                     Loan-Brier Creek Project), 6.450%, 6/20/24                    6/04 at 102            AAA             2,924,299


------------------------------------------------------------------------------------------------------------------------------------
                     Mississippi - 1.1%

      2,000,000      Mississippi Higher Education Assistance Corporation, Student
                     Loan Revenue Bonds, Senior Series 1993-B, 5.800%, 9/01/06
                     (Alternative Minimum Tax)                                     9/02 at 102            Aaa             2,067,200

      1,415,000      Mississippi Housing Finance Corporation, Single Family Mortgage
                     Purchase Revenue Bonds, Series 1989 (GNMA Mortgage-Backed
                     Securities Program), 8.250%, 10/15/18
                     (Alternative Minimum Tax)                                     10/99 at 102           AAA             1,477,119

      3,000,000      Mississippi Home Corporation, Single Family Mortgage Revenue
                     Bonds, Series 1995B, 6.550%, 4/01/21
                     (Alternative Minimum Tax)                                     4/05 at 102            Aaa             3,207,750

      1,695,000      Mississippi Regional Housing Authority No. V, Multifamily
                     Housing Revenue Refunding Bonds, Series 1993A (FHA Insured
                     Mortgage Loan-Deville Apartments Section 8 Assisted Project),
                     7.050%, 7/01/21                                               7/00 at 105            AAA             1,808,209

      1,830,000      Mississippi Educational Facilities Authority, For Private,
                     Nonprofit Institutions of Higher Learning, Educational
                     Facilities Revenue Bonds (Tougaloo College Project), Series
                     1993A, 6.500%, 6/01/18                                        6/03 at 102            N/R             1,912,917


------------------------------------------------------------------------------------------------------------------------------------
                     Nebraska - 3.0%

     10,000,000      Energy America (Nebraska), Natural Gas Revenue Note
                     (Metropolitan Utility District Project), Series 1997B,
                     5.700%, 7/01/08                                               No Opt. Call           N/R            10,164,800

      9,000,000      Nebraska Higher Education Loan Program Inc., Senior
                     Subordinate Bonds, Series A-5A, 6.250%, 6/01/18
                     (Alternative Minimum Tax)                                     No Opt. Call           AAA             9,667,620

                     Airport Authority of the City of Omaha (Nebraska), Airport
                     Facilities Revenue Refunding Bonds, Series 1991:
      1,665,000      8.375%, 1/01/14 (Pre-refunded to 1/01/02)                     1/02 at 102            A1***           1,922,842
      5,075,000      8.375%, 1/01/14                                               1/02 at 102            A1              5,790,220


------------------------------------------------------------------------------------------------------------------------------------
                     Nevada - 0.8%

    4,500,000        Clark County School District, Nevada, General Obligation
                     (Limited Tax), School Improvement Bonds (Current Coupon
                     Bonds), Series 1991A, 7.000%, 6/01/10                         No Opt. Call           AAA             5,573,745

    1,725,000        Nevada Housing Division, Single Family Program Senior Bonds,
                     1993 Issue B, 6.200%, 10/01/15                                4/04 at 102            A1              1,824,550

------------------------------------------------------------------------------------------------------------------------------------
                     New Hampshire - 0.5%

    2,700,000        New Hampshire Housing Finance Authority, Single Family
                     Residential Mortgage Bonds, 1990 Series A, 7.950%, 7/01/22
                     (Alternative Minimum Tax)                                     7/00 at 102            Aa              2,830,410



    Principal                                                                     Optional Call                              Market
       Amount   Description                                                        Provisions*         Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------

                     New Hampshire (continued)

$   1,815,000        New Hampshire Housing Finance Authority, Single Family Mortgage
                     Acquisition Revenue Bonds, 1996 Series C, 6.200%, 7/01/16
                     (Alternative Minimum Tax)                                     1/07 at 102            Aa3         $   1,930,234


------------------------------------------------------------------------------------------------------------------------------------
                     New Mexico  - 0.3%

      455,000        New Mexico Educational Assistance Foundation, Student Loan
                     Revenue Bonds, 1992 Series One, Student Loan Revenue Bonds,
                     Subordinate 1992 Series One B, 6.850%, 12/01/05 (Alternative
                     Minimum Tax)                                                  12/02 at 101           A                 481,781

    2,400,000        New Mexico Mortgage Finance Authority, Single Family Mortgage
                     Purchase Refunding Senior Bonds, 1992 Series A,
                     6.900%, 7/01/24                                               7/02 at 102            Aa1             2,552,664


------------------------------------------------------------------------------------------------------------------------------------
                     New York - 13.1%

   14,000,000        Long Island Power Authority (New York), Electric System
                     General Revenue Bonds, Series 1998A, 5.500%, 12/01/29         6/03 at 101            A-             14,467,320

    1,000,000        The City of New York, General Obligation Bonds, Fiscal 1995
                     Series A, 7.000%, 8/01/04                                     No Opt.Call            A-              1,146,370

    3,500,000        The City of New York, General Obligation Bonds, Fiscal 1996
                     Series B, 6.750%, 8/15/03                                     No Opt. Call           A-              3,916,780

   14,310,000        The City of New York, General Obligation Bonds, Fiscal 1996
                     Series F, 6.500%, 2/01/05                                     No Opt. Call           A-             16,098,178

                     The City of New York, General Obligation Bonds, Fiscal 1991
                     Series D:
    4,240,000        9.500%, 8/01/02 (Pre-refunded to 8/01/01)                     8/01 at 101 1/2        Aaa             4,946,893
      160,000        9.500%, 8/01/02                                               8/01 at 101 1/2        A-                185,018

   16,915,000        New York City Transitional Finance Authority, Future Tax
                     Secured Bonds, Fiscal 1998 Series C, 5.000%, 5/01/26          5/08 at 101            AA             16,629,475

                     Dormitory Authority of the State of New York, The New York and
                     Presbyterian Hospital, FHA-Insured Mortgage Hospital Revenue
                     Bonds, Series 1998:
    5,000,000        5.500%, 2/01/09                                               No Opt. Call           AAA             5,473,350
    6,450,000        5.500%, 8/01/09                                               No Opt. Call           AAA             7,084,100
    4,350,000        5.500%, 8/01/10                                               No Opt. Call           AAA             4,774,647
    5,000,000        5.500%, 8/01/11                                               No Opt. Call           AAA             5,483,350

   10,500,000        New York State Medical Care Facilities Finance Agency,
                     Hospital and Nursing Home FHA-Insured Mortgage Revenue
                     Bonds, 1992 Series B, 6.200%, 8/15/22                         8/02 at 102            AAA            11,214,525

    4,200,000        New York State Medical Care Facilities Finance Agency,
                     FHA-Insured Mortgage Project Revenue Bonds, 1995 Series B,
                     6.150%, 2/15/35                                               2/05 at 102            AA              4,565,526

                     New York State Medical Care Facilities Finance Agency, Hospital
                     and Nursing Home FHA-Insured Mortgage Revenue Bonds, 1994
                     Series A:
    4,875,000        6.200%, 2/15/21 (Pre-refunded to 2/15/04)                     2/04 at 102            AAA             5,491,834
    3,365,000        6.200%, 2/15/21                                               2/04 at 102            AAA             3,729,194

    7,500,000        New York State Thruway Authority, General Revenue Bonds,
                     Series C, 6.000%, 1/01/15 (Pre-refunded to 1/01/05)           1/05 at 102            AAA             8,454,075

    6,500,000        New York State Thruway Authority, General Revenue Refunding
                     Bonds, Series E, 5.250%, 1/01/12                              1/08 at 101            AA-             6,883,110

------------------------------------------------------------------------------------------------------------------------------------
                     North Carolina - 0.6%

    3,000,000        North Carolina Medical Care Commission, Health Care Revenue
                     Bonds (Duke University Health System), Series 1998B,
                     5.000%, 6/01/28                                               6/08 at 101            AA              2,934,120

    2,000,000        North Carolina Municipal Power Agency, Number 1 Catawba
                     Electric Revenue Bonds, Series 1992, 6.000%, 1/01/11          No Opt. Call           AAA              ,291,780


------------------------------------------------------------------------------------------------------------------------------------
                     North Dakota - 1.0%

    8,150,000        Mercer County, North Dakota, Pollution Control Revenue Bonds
                     (Basin Electric Power Cooperative-Antelope Valley Station),
                     1984 Series B, 7.000%, 1/01/19                                1/99 at 103            A               8,426,122

      995,000        City of Minot, North Dakota, Single Family Mortgage Revenue
                     Refunding Bonds, Series 1993, 7.700%, 8/01/10                 8/03 at 102            Aa              1,074,988


------------------------------------------------------------------------------------------------------------------------------------
                     Ohio - 3.4%

    4,500,000        Akron, Bath and Copley Joint Township Hospital District, Ohio,
                     Hospital Facilities Revenue Bonds, Series 1992 (Summa Health
                     System Project), 6.250%, 11/15/07                             11/02 at 102           A3              4,881,420

    1,995,000        County of Franklin, Ohio, Multifamily Housing Mortgage Revenue
                     Bonds, Series 1994A (FHA Insured Mortgage Loan Hamilton
                     Creek Apartments Project), 5.550%, 7/01/24 (Alternative
                     Minimum Tax)                                                  1/05 at 103            Aa              2,017,683


    Principal                                                                           Optional Call                      Market
       Amount   Description                                                              Provisions*       Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------

                     Ohio (continued)

$   3,800,000        Ohio Housing Finance Agency, Residential Mortgage Revenue
                     Bonds (GNMA Mortgage-backed Securities Programs),
                     1995 Series A-1, 6.300%, 9/01/17                              3/05 at 102            AAA         $   4,101,302

   11,215,000        Ohio Housing Finance Agency, Single Family Mortgage Revenue
                     Bonds (GNMA Mortgage-Backed Securities Program),
                     1989 Series A, 7.650%, 3/01/29 (Alternative Minimum Tax)      9/99 at 102            AAA            11,537,880

    4,215,000        The Student Loan Funding Corporation, Cincinnati, Ohio,
                     Student Loan Revenue Bonds, Series 1986A, 5.500%, 12/01/01
                     (Alternative Minimum Tax)                                     No Opt. Call           A1              4,364,464

    4,370,000        City of Toledo, Ohio, General Obligation (Limited Tax),
                     Various Purpose Improvement Bonds, Series 1994,
                     5.750%, 12/01/09                                              12/04 at 102           AAA             4,813,031


------------------------------------------------------------------------------------------------------------------------------------
                     Oklahoma - 1.5%

                     Oklahoma County Finance Authority, Multifamily Housing First
                     Mortgage Revenue Bonds, Series 1998A (Multiple Apartments
                     Project):
    3,000,000        7.000%, 4/01/18                                               4/06 at 102            N/R             3,043,080
    7,000,000        7.125%, 4/01/28                                               4/06 at 102            N/R             7,102,340

    3,340,000        Tulsa Industrial Authority, Hospital Revenue and Refunding
                     Bonds (Hillcrest Medical Center Project), Series 1996,
                     6.500%, 6/01/09                                               No Opt. Call           AAA             3,920,592


------------------------------------------------------------------------------------------------------------------------------------
                     Puerto Rico - 1.6%

   12,390,000        Commonwealth of Puerto Rico, Public Improvement Bonds of 1997
                     (General Obligation Bonds), 6.500%, 7/01/13                   No Opt. Call           AAA            15,066,488


------------------------------------------------------------------------------------------------------------------------------------
                     South Carolina - 0.3%

    2,460,000        Piedmont Municipal Power Agency (South Carolina), Electric
                     Revenue Bonds, 1998A Refunding Series, 5.500%, 1/01/13        No Opt. Call           AAA             2,692,495


------------------------------------------------------------------------------------------------------------------------------------
                     South Dakota - 0.7%

    5,845,000        South Dakota Student Loan Assistance Corporation, 7.625%,
                     8/01/06 (Pre-refunded to 8/01/99) (Alternative Minimum Tax)   8/99 at 102            AAA             6,153,090


------------------------------------------------------------------------------------------------------------------------------------
                     Tennessee - 0.8%

    5,000,000        The Metropolitan Government of Nashville and Davidson County (Tennessee), Electric System Revenue
                 Bonds, 1998 Series A, 5.200%, 5/15/23                                5/08 at 102          AA             5,080,200

    2,400,000        Tennessee Housing Development Agency, Mortgage Finance Program Bonds, 1994 Series A,
                 6.900%, 7/01/25 (Alternative Minimum Tax)                            7/04 at 102          A+             2,590,704


------------------------------------------------------------------------------------------------------------------------------------
                     Texas - 5.7%

    1,000,000        Alliance Airport Authority, Inc., Special Facilities Revenue
                     Bonds, Series 1990 (American Airlines, Inc. Project), 7.500%,
                     12/01/29 (Alternative Minimum Tax)                            12/00 at 102           Baa2            1,072,290

    6,000,000        Dallas-Fort Worth International Airport Facility Improvement
                     Corporation, American Airlines, Inc. Revenue Bonds, Serie
                     1990, 7.500%, 11/01/25 (Alternative Minimum Tax)              11/00 at 102           Baa2            6,424,500

    2,500,000        City of Houston, Texas, Airport System Subordinate Lien
                     Revenue Bonds, Series 1991A, 6.750%, 7/01/21
                     (Alternative Minimum Tax)                                     7/01 at 102            AAA             2,710,575

    5,000,000        City of Houston, Texas, Water and Sewer System, Junior Lien
                     Revenue Refunding Bonds, Series 1997D, 5.000%, 12/01/25       12/07 at 102           AAA             4,930,400

    5,000,000        Lower Neches Valley Authority Industrial Development
                     Corporation (Texas), Refunding Revenue Bonds, Series 1998
                     (Mobil Oil Refining Corporation Project), 5.550%, 3/01/33     3/08 at 101            AA              5,189,350

    1,450,850        The Midland Housing Finance Corporation (Midland, Texas),
                     Single Family Mortgage Revenue Refunding, Series 1992A,
                     8.450%, 12/01/11                                              11/05 at 103           Aaa             1,591,002

    2,215,000        North Texas Higher Education Authority Inc., Student Loan
                     Revenue Bonds, Series 1993D, 6.300%, 4/01/09
                     (Alternative Minimum Tax)                                     4/03 at 102            A               2,352,064

    3,410,000        Ratama Development Corporation, Special Facilities Revenue
                     Bonds (Retama Park Racetrack Project), Series 1993,
                     8.750%, 12/15/12                                              No Opt. Call           AAA             4,881,176

    4,694,827        General Services Commission (an Agency of the State of Texas),
                     as Lessee, Participation Interests, 7.500%, 9/01/22           9/99 at 101 1/2        A               5,332,056


    Principal                                                                       Optional Call                            Market
       Amount   Description                                                           Provisions*      Ratings**              Value
------------------------------------------------------------------------------------------------------------------------------------
                     Texas (continued)

$   8,500,000        Texas Turnpike Authority, Dallas North Tollway Revenue
                     Bonds, Series 1990, 7.250%, 1/01/10 (Pre-refunded
                     to 1/01/99)                                                   1/99 at 102            AAA         $   8,728,480

    8,500,000        Travis County Health Facilities Development Corporation,
                     Hospital Revenue Bonds (Daughters of Charity National Health
                     System - Daughters of Charity Health Services of Austin),
                     Series 1993B, 6.000%, 11/15/22                                11/03 at 102           Aa              9,155,860


------------------------------------------------------------------------------------------------------------------------------------
                     Utah - 2.1%

    3,595,000        City of Bountiful, Davis County, Utah, Hospital Revenue
                     Refunding Bonds (South Davis Community Hospital Project),
                     Series 1998, 5.750%, 12/15/18                                 12/08 at 101           N/R             3,571,417

    8,000,000        Intermountain Power Agency (Utah), Power Supply Revenue Bonds,
                     Series 1996A, 6.150%, 7/01/14                                 7/06 at 102            A+              8,864,880

    6,000,000        Intermountain Power Agency (Utah), Power Supply Revenue
                     Refunding Bonds, 1997 Series B, 5.750%, 7/01/19               7/07 at 102            AAA             6,505,080


------------------------------------------------------------------------------------------------------------------------------------
                     Virginia - 1.8%

    2,645,000        Suffolk Redevelopment and Housing Authority, Multifamily
                     Housing Revenue Refunding Bonds, Series 1994 (Chase
                     Heritage at Dulles Project), 7.000%, 7/01/24                  7/02 at 104            Baa2            2,942,589

   14,405,000        Upper Occoquan Sewage Authority (Virginia), Regional Sewerage
                     System Revenue Bonds, Series of 1995A, 4.750%, 7/01/29        7/06 at 100            AAA            13,744,531


------------------------------------------------------------------------------------------------------------------------------------
                     Washington - 7.7%

    4,705,000        City of Tacoma, Washington, Sewer Revenue Refunding Bonds,
                     1994 Series B, 8.000%, 12/01/08                               No Opt. Call           AAA             6,133,062

    4,500,000        Washington Public Power Supply System, Nuclear Project No. 1,
                     Refunding Revenue Bonds, Series 1993A, 5.750%, 7/01/13        7/03 at 102            Aa1             4,839,930

    4,845,000        Washington Public Power Supply System, Nuclear Project No. 1,
                     Refunding Revenue Bonds, Series 1989A, 7.500%, 7/01/15
                     (Pre-refunded to 7/01/99)                                     7/99 at 102            AAA             5,086,620

   23,000,000        Washington Public Power Supply System (Bonneville), Nuclear
                     Project No. 1, Refunding Revenue Bonds, Series 1993C,
                     5.375%, 7/01/15                                               7/03 at 102            Aa1            23,633,190

                     Washington Public Power Supply System, Nuclear Project No. 2,
                     Refunding Revenue Bonds, Series 1992A:
    5,710,000        6.250%, 7/01/12 (Pre-refunded to 7/01/02)                     7/02 at 102            Aa1***          6,297,502
    1,540,000        6.250%, 7/01/12                                               7/02 at 102            Aa1             1,673,486

    6,475,000        Washington Public Power Supply System, Nuclear Project No. 2,
                     Refunding Revenue, Series 1990A, 7.250%, 7/01/06              No Opt. Call           Aa1             7,715,803

   10,000,000        Washington Public Power Supply System, Nuclear Project No. 3,
                     Refunding Revenue Bonds, Series 1993B, 7.000%, 7/01/09        No Opt. Call           Aa1            12,075,499

    3,700,000        Washington Public Power Supply System, Nuclear Project No. 3,
                     Refunding Revenue Bonds, Series 1998A, 5.125%, 7/01/18        7/08 at 102            Aa1             3,672,545

------------------------------------------------------------------------------------------------------------------------------------
                     Wisconsin - 0.1%

      635,000        Wisconsin Housing and Economic Development Authority, Home
                     Improvement Revenue Bonds, 1992 Series A, 7.000%, 5/01/10
                     (Alternative Minimum Tax)                                     5/02 at 102            A1                672,140
------------------------------------------------------------------------------------------------------------------------------------

$ 842,153,502        Total Investments - (cost $845,052,695) - 98.3%                                                    906,909,232
=============        ---------------------------------------------------------------------------------------------------------------

                     Temporary Investments in Short-Term Municipal Securities - 0.2%

$   2,000,000        Geisinger Authority Health System, Variable Rate Demand
=============        Revenue Bonds, Series 1998B, 3.700%, 8/15/28+                                        VMIG-1          2,000,000
                     ---------------------------------------------------------------------------------------------------------------
                     Other Assets Less Liabilities - 1.5%                                                                14,094,443
                     ---------------------------------------------------------------------------------------------------------------
                     Net Assets - 100%                                                                                $ 923,003,675
                     ===============================================================================================================

                       *    Optional Call Provisions (not covered by the report
                            of independent auditors): Dates (month and year) and
                            prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices
                            at later dates.
                     **     Ratings (not covered by the report of independent
                            auditors): Using the higher of Standard & Poor's or
                            Moody's rating.
                     ***    Securities are backed by an escrow or trust
                            containing sufficient U.S. government or U.S.
                            government agency securities which ensures the
                            timely payment of principal and interest.
                            Securities are normally  considered to
                            be equivalent to AAA rated securities.
                       +    The security has a maturity of more than one year,
                            but has variable rate and demand features which
                            qualify it as a short-term security. The rate
                            disclosed is that currently in effect. This rate
                            changes periodically based on market conditions or
                            a specified market index.
                     N/R    Investment is not rated.
                                See accompanying notes to financial statements.

Statement of Net Assets
October 31, 1998

                                                                              Premium Income    Premium Income 2   Premium Income 4
------------------------------------------------------------------------------------------------------------------------------------
Assets
 Investments in municipal securities, at market value (note 1)                $1,448,475,312       $945,367,447       $906,909,232
 Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value (note 1)                     2,000,000            800,000          2,000,000
 Cash                                                                                 82,256                 --             82,347
 Receivables:
   Interest                                                                       28,864,254         17,112,680         17,102,193
   Investments sold                                                               14,837,228            559,737            580,000
 Other assets                                                                        715,561             18,422             53,732
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                             1,494,974,611        963,858,286        926,727,504
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Cash overdraft                                                                           --                614                 --
 Payable for investments purchased                                                15,434,819                 --                 --
 Accrued expenses:
   Management fees (note 6)                                                          774,443             510,147           491,486
   Other                                                                             306,363             239,347           342,260
 Preferred share dividends payable                                                   174,804             100,994           112,440
 Common share dividends payable                                                    4,528,765           3,167,289         2,777,643
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                           21,219,194           4,018,391         3,723,829
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                           $1,473,755,417        $959,839,895      $923,003,675
====================================================================================================================================

Preferred shares, at liquidation value                                        $  475,000,000        $300,000,000      $308,400,000
====================================================================================================================================

Preferred shares outstanding                                                          19,000              12,000            12,336
====================================================================================================================================

Common shares outstanding                                                         63,785,431          40,868,247        40,847,681
====================================================================================================================================

 Net asset value per Common share outstanding (net assets less Preferred shares at liquidation value,
   divided by Common shares outstanding)                                             $ 15.66            $  16.15          $  15.05
====================================================================================================================================

See accompanying notes to financial statements.

Statement of Operations
Year Ended October 31, 1998

                                                                             Premium Income    Premium Income 2    Premium Income 4
------------------------------------------------------------------------------------------------------------------------------------

Investment Income (note 1)                                                    $ 84,351,074         $55,123,603         $51,010,547
------------------------------------------------------------------------------------------------------------------------------------
Expenses
 Management fees (note 6)                                                        9,000,100           5,931,563           5,712,194
 Preferred shares - auction fees                                                 1,187,498             749,998             771,000
 Preferred shares - dividend disbursing agent fees                                  50,001              46,383              70,000
 Shareholders' servicing agent fees and expenses                                   231,194              76,753             114,505
 Custodian's fees and expenses                                                     165,221             121,193             120,757
 Directors' fees and expenses (note 6)                                              13,966               8,792               8,445
 Professional fees                                                                  26,586              21,160              21,225
 Shareholders' reports - printing and mailing expenses                             312,275             214,315             215,337
 Stock exchange listing fees                                                        54,582              35,449              35,511
 Investor relations expense                                                        123,848              74,399              76,291
 Other expenses                                                                     72,035              51,037              45,741
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                  11,237,306           7,331,042           7,191,006
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                           73,113,768          47,792,561          43,819,541
------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
 Net realized gain from investment transactions (notes 1 and 4)                  5,695,107           2,300,084           4,094,161
 Net change in unrealized appreciation or depreciation of investments           22,102,303          16,299,650          12,806,701
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                       27,797,410          18,599,734          16,900,862
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                    $100,911,178         $66,392,295         $60,720,403
====================================================================================================================================

See accompanying notes to financial statements.

Statement of Changes in Net Assets


                                          Premium Income                    Premium Income 2                   Premium Income 4
------------------------------------------------------------------------------------------------------------------------------------
                                   Year Ended        Year Ended        Year Ended       Year Ended        Year Ended     Year Ended
                                    10/31/98          10/31/97          10/31/98         10/31/97          10/31/98       10/31/97
------------------------------------------------------------------------------------------------------------------------------------

Operations
 Net investment income           $  73,113,768    $  72,579,397      $ 47,792,561      $ 48,365,729     $ 43,819,541   $ 44,221,844
 Net realized gain from
   investment transactions
   (notes 1 and 4)                   5,695,107        4,421,843         2,300,084         4,884,470        4,094,161      3,879,483
 Net change in unrealized
   appreciation or depreciation
   of investments                   22,102,303       19,245,861        16,299,650        21,383,160       12,806,701     19,479,315
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                 100,911,178       96,247,101        66,392,295        74,633,359       60,720,403     67,580,642
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
  (note 1) From undistributed
  net investment income:
   Common shareholders             (56,136,763)     (59,703,177)      (37,981,891)      (38,015,000)     (33,322,374)   (33,488,322)
   Preferred shareholders          (16,253,788)     (12,807,342)       (9,776,494)      (10,633,759)     (10,741,953)   (10,890,755)
 From accumulated net realized
  gains from investment
  transactions:
   Common shareholders              (3,623,618)      (1,862,537)       (3,704,032)               --               --             --
   Preferred shareholders             (801,154)              --          (896,110)               --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders   (76,815,323)     (74,373,056)      (52,358,527)      (48,648,759)     (44,064,327)   (44,379,077)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
 Common shares - net proceeds
   from shares issued to shareholders
   due to reinvestment of distributions     --               --         2,218,879                --          583,436             --
 Preferred shares - net proceeds
   from sale of shares                      --      123,593,750                --                --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
   capital share transactions               --      123,593,750         2,218,879                --          583,436             --
------------------------------------------------------------------------------------------------------------------------------------
 Net increase in net assets         24,095,855      145,467,795        16,252,647        25,984,600       17,239,512     23,201,565
 Net assets at beginning
 of year                         1,449,659,562    1,304,191,767       943,587,248       917,602,648      905,764,163    882,562,598
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year       $1,473,755,417   $1,449,659,562      $959,839,895      $943,587,248     $923,003,675   $905,764,163
------------------------------------------------------------------------------------------------------------------------------------
Balance of undistributed net
   investment income at end
   of year                      $    1,479,619   $      756,402      $  2,110,492      $  2,076,316     $  1,228,635   $  1,473,421
------------------------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies
The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Premium Income Municipal Fund, Inc.
(NPI), Nuveen Premium Income Municipal Fund 2, Inc. (NPM) and Nuveen Premium Income Municipal Fund 4, Inc. (NPT).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 1998, Premium Income had outstanding delayed delivery purchase commitments of $15,434,819. There were no such outstanding purchase commitments in either of the other two funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended October 31, 1998, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each of the Funds is as follows:

                                             Premium      Premium      Premium
                                              Income     Income 2     Income 4
--------------------------------------------------------------------------------

Number of Shares:
   Series M                                    3,800        2,000        2,200
   Series T                                    3,800        3,000        2,000
   Series T2                                      --           --        1,328
   Series W                                    3,800        2,000        1,680
   Series Th                                   3,800        3,000        2,000
   Series F                                    3,800        2,000        1,800
   Series F2                                      --           --        1,328
--------------------------------------------------------------------------------

Total                                         19,000       12,000       12,336
================================================================================


Effective August 12, 1997, the terms of Premium Income's preferred stock were amended, whereby the Fund's preferred shares were converted from Remarketed Preferred (dividend rates established primarily every 28 days by a remarketing process) to MuniPreferred (dividend rates established every seven days by a "Dutch auction" process), as approved by shareholders on August 6, 1997. In addition, the Fund issued an additional 5,000 preferred shares, comprising 1,000 shares each of Series M, T, W, Th and F between September 30, 1997 and October 6, 1997.

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 1998.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Common and Preferred shares were as follows:

                                                             Premium Income           Premium Income 2
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Year Ended   Year Ended   Year Ended    Year Ended
                                                         10/31/98     10/31/97     10/31/98      10/31/97
-----------------------------------------------------------------------------------------------------------------------------------

Common shares issued to shareholders
   due to reinvestment of distributions                      --           --      137,128           --
====================================================================================================================================


                                                                                      Premium Income 4
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                  Year Ended    Year Ended
                                                                                   10/31/98      10/31/97
-----------------------------------------------------------------------------------------------------------------------------------

Common shares issued to shareholders
   due to reinvestment of distributions                                            39,216           --
-----------------------------------------------------------------------------------------------------------------------------------


Premium Income issued 5,000 additional preferred shares, comprising 1,000 shares of each M, T, W, Th and F, during the fiscal year ended
October 31, 1997.

3. Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 1998, to shareholders of record on November 15, 1998, as follows:

                                              Premium      Premium      Premium
                                               Income     Income 2     Income 4
--------------------------------------------------------------------------------

Dividend per share                            $.0710       $.0775       $.0680
================================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended October 31, 1998, were as follows:

                                                                       Premium      Premium      Premium
                                                                         Income     Income 2     Income 4
------------------------------------------------------------------------------------------------------------------------------------
Purchases:
   Investments in municipal securities                             $290,272,414  $80,762,778 $211,191,134
   Temporary municipal investments                                  216,380,000   39,500,000  133,450,000
Sales and Maturities:
   Investments in municipal securities                              274,000,685   64,982,754  188,925,826
   Temporary municipal investments                                  242,380,000   54,500,000  131,450,000
====================================================================================================================================


At October 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At October 31, 1998, Premium Income 4 had unused capital loss carryforwards of $13,256,518 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $8,044,841 of the carryforwards will expire in the year 2002 and $5,211,677 will expire in the year 2003.

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 1998, were as follows:

                                          Premium      Premium      Premium
                                           Income     Income 2     Income 4
--------------------------------------------------------------------------------

Gross unrealized:
   appreciation                         $89,049,157  $87,820,980  $61,908,128
   depreciation                            (47,099)     (58,439)     (51,591)
--------------------------------------------------------------------------------
Net unrealized appreciation            $89,002,058   $87,762,541  $61,856,537
================================================================================


6. Management Fee and Other Transactions with Affiliates
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund as follows:

Average Daily Net Asset Value                            Management Fee
--------------------------------------------------------------------------------
For the first $125 million                               .6500 of 1%
For the next $125 million                                .6375 of 1
For the next $250 million                                .6250 of 1
For the next $500 million                                .6125 of 1
For the next $1 billion                                  .6000 of 1
For net assets over $2 billion                           .5875 of 1
================================================================================


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. Composition of Net Assets At October 31, 1998, net assets consisted of:

                                                                                  Premium        Premium      Premium
                                                                                   Income        Income 2     Income 4
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share, at liquidation value     $  475,000,000    $300,000,000     $308,400,000
Common shares, $.01 par value per share                                           637,854         408,682          408,477
Paid-in surplus                                                               901,946,522     567,631,874      564,371,822
Balance of undistributed net investment income                                  1,479,619       2,110,492        1,228,635
Accumulated net realized gain (loss) from investment transactions               5,689,364       1,926,306     (13,261,796)
Net unrealized appreciation of investments                                     89,002,058      87,762,541       61,856,537
------------------------------------------------------------------------------------------------------------------------------------

Net assets                                                                 $1,473,755,417    $959,839,895     $923,003,675
====================================================================================================================================

Authorized shares:
   Common                                                                     200,000,000     200,000,000      200,000,000
   Preferred                                                                    1,000,000       1,000,000        1,000,000
====================================================================================================================================


8. Investment Composition
At October 31, 1998, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

                                                                       Premium      Premium      Premium
                                                                         Income     Income 2     Income 4
------------------------------------------------------------------------------------------------------------------------------------

Education and Civic Organizations                                           5%            2%          4%
Financials                                                                  3            --          --
Health Care                                                                 8             7          17
Housing/Multifamily                                                        --             8           8
Housing/Single Family                                                      12            12           7
Tax Obligation/General                                                     13            16          10
Tax Obligation/Limited                                                     13             9           7
Transportation                                                              8             8           7
U.S. Guaranteed                                                            12            26          15
Utilities                                                                  21             8          17
Water and Sewer                                                             4             3           7
Other                                                                       1             1           1
------------------------------------------------------------------------------------------------------------------------------------

                                                                            100%         100%         100%
====================================================================================================================================


Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest in the event of default (53% for Premium Income, 46% for Premium Income 2 and 43% for Premium Income 4). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

All temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

                            Financial Highlights

                            Selected data for a Common share outstanding throughout each period is as follows:





                                          Investment Operations
--------------------------------------------------------------------------------


                                                Net Realized/
                      Beginning          Net       Unrealized
                     Net Asset     Investment      Investment
                           Value       Income     Gain (Loss)     Total

--------------------------------------------------------------------------------

Premium Income

Year Ended 10/31:
    1998                 $15.28        $1.15        $  .43        $1.58
    1997                  14.96         1.14           .37         1.51
    1996                  15.11         1.16         (.09)         1.07
    1995                  14.14         1.24          1.01         2.25
    1994                  16.30         1.26        (2.02)**      (.76)

Premium Income 2

Year Ended 10/31:
    1998                  15.80         1.17           .46         1.63
    1997                  15.16         1.18           .65         1.83
    1996                  14.89         1.19           .27         1.46
    1995                  13.03         1.20          1.88         3.08
    1994                  15.60         1.18         (2.53)      (1.35)

Premium Income 4

Year Ended 10/31:
    1998                  14.64         1.07           .42        1.49
    1997                  14.07         1.08           .58        1.66
    1996                  13.87         1.10           .19        1.29
    1995                  12.09         1.10          1.81        2.91
    1994                  14.87         1.07        (2.76)       (1.69)
================================================================================


                  Less Distributions
--------------------------------------------------------------------------------

                  Net           Net
           Investment    Investment         Capital         Capital
               Income        Income           Gains           Gains
            To Common  To Preferred       To Common    To Preferred
         Shareholders  Shareholders+   Shareholders   Shareholders+    Total

--------------------------------------------------------------------------------


Premium Income

Year Ended 10/31:
 1998        $  (.88)        $(.25)        $(.06)          $(.01)      $(1.20)
 1997           (.94)         (.20)         (.03)             --        (1.17)
 1996           (.97)         (.20)         (.05)             --        (1.22)
 1995          (1.06)         (.22)           --              --        (1.28)
 1994          (1.17)         (.16)         (.07)             --        (1.40)


Premium Income 2

Year Ended 10/31:
1998           (.93)          (.24)         (.09)          (.02)         (1.28)
1997           (.93)          (.26)           --             --          (1.19)
1996           (.93)          (.26)           --             --          (1.19)
1995           (.92)          (.30)           --             --          (1.22)
1994           (.94)          (.24)         (.03)          (.01)         (1.22)


 Premium Income 4

Year Ended 10/31:

1998           (.82)         (.26)            --             --          (1.08)
1997           (.82)         (.27)            --             --          (1.09)
1996           (.82)         (.27)            --             --          (1.09)
1995           (.84)         (.29)            --             --          (1.13)
1994           (.84)         (.20)          (.03)          (.01)         (1.08)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                                                       Total Returns


  Organization and
Offering Costs and
   Preferred Share          Ending
      Underwriting         Net Asset        Ending      Based on    Based on Net
         Discounts            Value   Market Value  Market Value*   Asset Value*

 --------------------------------------------------------------------------------



Premium Income
Year Ended 10/31:

1998       $ --        $15.66             $15.1875        10.60%          8.86%
1997       (.02)        15.28              14.6250         7.81           8.89
1996         --         14.96              14.5000         8.24           5.92
1995         --         15.11              14.3750        16.88          14.84
1994         --         14.14              13.2500       (19.13)         (5.88)



Premium Income 2
Year Ended 10/31:
1998         --         16.15              16.8750        15.98           8.93
1997         --         15.80              15.5000        16.76          10.72
1996         --         15.16              14.1250        14.94           8.28
1995         --         14.89              13.1250        24.22          22.06
1994         --         13.03              11.3750       (17.76)        (10.64)



Premium Income 4
Year Ended 10/31:
1998         --         15.05              14.8125        14.54           8.58
1997         --         14.64              13.6875        14.70          10.20
1996         --         14.07              12.6880        11.57           7.53
1995         --         13.87              12.1250        21.32          22.41
1994       (.01)        12.09              10.7500       (19.12)        (13.29)

-------------------------------------------------------------------------------

                                                 Ratios/Supplemental Data


                                                        Ratio of Net
                                              Ratio of    Investment
                                  Ending   Expenses to     Income to   Portfolio
                              Net Assets       Average      Average     Turnover
                                    (000) Net Assets++  Net Assets++       Rate
--------------------------------------------------------------------------------

 Premium Income
Year Ended 10/31:

1998                          $1,473,755      .77%          5.00%         19%
1997                           1,449,660      .76           5.51          10
1996                           1,304,192      .75           5.67          16
1995                           1,313,673      .76           6.13          12
1994                           1,252,208      .77           6.08          15



 Premium Income 2
Year Ended 10/31:
1998                             959,840      .77           5.03           7
1997                             943,587      .77           5.23          19
1996                             917,603      .77           5.34          24
1995                             906,547      .77           5.60          27
1994                             830,600      .76           5.41          26



 Premium Income 4
Year Ended 10/31:
1998                             923,004      .79           4.79          21
1997                             905,764      .79           4.98          26
1996                             882,563      .79           5.11          20
1995                             874,337      .80           5.35          32
1994                             801,617      .88           5.15          47


* Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share.
    Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.
    Total returns are not annualized.
** Includes $(.19) effect of the Fund's Rights Offering of shares at a price below NAV and costs of the offering.
+   The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders.

Building a Better Portfolio
Can Make You a Successful Investor
Nuveen Family
of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth
Nuveen Rittenhouse Growth Fund

Growth and
Income
European Value Fund

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals

Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Mutual Funds
Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers(SM) including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios
Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Fund Information

Board of Directors
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606



Custodian, Transfer Agent
and Shareholder Services
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Auditors
Ernst & Young LLP
Chicago, IL

Year 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, our trading, fund management and pricing systems at Nuveen - the systems that directly affect our investors and their financial advisers - have been updated or replaced to address the Year 2000 concerns.

We continue to work closely with our transfer agent, custodian and other service partners to monitor readiness and address other remaining systems issues. Our initial testing indicates we are on schedule, and we have targeted year-end 1998 to complete verification of vendor compliance and service partner readiness. However, we can give no complete assurance at this time that the steps we have taken will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds.

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended October 31, 1998. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

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Serving Investors for Generations Photo of:
John Nuveen, Sr.

John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



1898 - 1998

NUVEEN

OUR SECOND CENTURY

helping investors sustain the wealth of a lifetime(tm)

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL60606-1286
www.nuveen.com



                                                                     FAN-5-10-98
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